UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04802

Name of Fund:  BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic

            Municipal Opportunities Fund of BlackRock Municipal Series Trust, 55 East 52nd Street, New York,

            NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2016

Date of reporting period: 05/31/2016

Item 1 – Report to Stockholders

MAY 31, 2016

ANNUAL REPORT

BlackRock California Municipal Opportunities Fund  |  of BlackRock California Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Pennsylvania Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund  |  of BlackRock Municipal Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	MAY 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Risk assets (such as equities and high yield bonds) suffered in this environment.

After a painful start to the new year, fears of a global recession began to fade as the first quarter wore on, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

By the end of the 12-month period, stock valuations appeared elevated and easy central bank policies, particularly in Europe and Japan, had pushed global yields to ever-lower levels. Given generally high prices across most asset classes, investors remained wary of a resurgence in volatility against a backdrop of looming global risks — notably, uncertainty leading up to the United Kingdom’s referendum on the nation’s membership in the European Union.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.93%	1.72%
U.S. small cap equities (Russell 2000® Index)	(2.86)	(5.97)
International equities (MSCI Europe, Australasia, Far East Index)	(2.44)	(9.68)
Emerging market equities (MSCI Emerging Markets Index)	0.04	(17.63)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.14	0.15
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.20	3.97
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.12	2.99
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.40	5.72
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.34	(0.77)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2016	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) (formerly known as BlackRock California Municipal Bond Fund) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2016, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, with the exception of Investor C Shares, which underperformed. For the same period, the Fund underperformed its secondary benchmark, the S&P® California Municipal Bond Index, with the exception of Institutional Shares, which performed in-line. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

•

Municipal bonds delivered solid gains during the past 12 months, reflecting the decline in intermediate- and longer-term U.S. Treasury yields and the continued improvement in state and local finances. (Prices and yields move in opposite directions.) In addition, the favorable combination of falling new-issue supply and robust investor demand provided steady support for prices. California municipal bonds outperformed the national tax-exempt market, as the combination of austerity measures and steady revenues from the state’s diversified economy led to an improvement in its finances. In addition, California’s market benefited from the strong demand for tax-exempt investments in a state with a high income tax.

•

In a period of positive returns for California’s municipal bond market, the Fund’s cash position detracted from relative performance. The Fund’s results were also hurt by its higher-quality bias, as lower-quality bonds outperformed during the period. The Fund used U.S. Treasury futures contracts to manage risk against the possibility of rising interest rates, which detracted from performance at a time in which yields fell. (Prices rise as yields fall.)

•

The Fund’s yield curve positioning, which featured an overweight position in longer-term bonds, was additive to performance. On a sector basis, overweight positions in the health care, transportation and utilities sectors contributed positively. In addition, the Fund’s use of leverage provided both incremental return and income. The Fund’s allocation to securities rated BBB and below contributed to results given the relative strength of lower-quality issues. Tobacco bonds were the best-returning sector for the past 12 months.

Describe recent portfolio activity.

•

Using a tactical strategy to take advantage of credit, yield curve and interest rate strategies, the Fund aims to deliver a balance of competitive total return and tax-exempt income. The Fund reduced leverage from near-maximum levels during the period, reflecting the investment advisor’s belief that market volatility could increase. Cash reserves were relatively elevated at times when the investment advisor was concerned about liquidity conditions and sought to guard against price volatility. The Fund is typically close to fully invested as income accrual is considered a critical component of total return in the current low interest rate environment. Toward the end of the period, the Fund reduced its cash reserves and increased overall market exposure to capitalize on the favorable shift in supply-and-demand conditions.

Describe portfolio positioning at period end.

•

At the end of May, the average coupon rate of the Fund’s municipal bond holdings stood at 5%. The Fund closed the period with an underweight duration posture; in other words, with an interest-rate sensitivity lower than that of the benchmark. This positioning was achieved, in part, through the position in U.S. Treasuries, the cash weighting, and positions in bonds with premium coupons and shorter call dates.

•

The Fund maintained a bias in favor of higher-quality California issues, as reflected in its average credit quality of AA- at the end of May. The Fund held a 7.6% allocation to non-investment grade credits at the close of the period, the majority of which was invested in the tobacco sector. The Fund continued to hold exposure to tender option bonds in order to increase income at a time in which the municipal yield curve was relatively steep and short-term interest rates remained low.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	MAY 31, 2016

BlackRock California Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s total returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index. Effective as of January 26, 2015, the Fund’s secondary benchmark, the Custom California Index, was replaced with the S&P® California Municipal Bond Index.

Performance Summary for the Period Ended May 31, 2016

				Average Annual Total Returns[2,5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.24%	1.22%	3.45%	6.54%	N/A	6.71%	N/A	5.42%	N/A
Investor A	1.00	0.94	3.26	6.23	1.71%	6.47	5.55%	5.16	4.71%
Investor A1	1.12	1.09	3.32	6.35	N/A	6.61	N/A	5.32	N/A
Investor C	0.29	0.23	2.95	5.51	4.51	5.68	5.68	4.39	4.39
Investor C1	0.67	0.64	3.15	5.90	N/A	6.09	N/A	4.81	N/A
S&P® Municipal Bond Index	—	—	3.40	5.72	N/A	5.23	N/A	4.84	N/A
S&P® California Municipal Bond Index	—	—	3.72	6.53	N/A	6.29	N/A	5.23	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2016	5

Fund Summary as of May 31, 2016	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2016, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index. For the same period, the Fund underperformed its secondary benchmark, the Custom New Jersey Index. The following discussion of relative performance pertains to the Custom New Jersey Index.

What factors influenced performance?

•

Municipal bonds delivered solid gains during the past 12 months, reflecting the decline in intermediate- and longer-term U.S. Treasury yields and the continued improvement in state and local finances. (Prices and yields move in opposite directions). In addition, the favorable combination of falling new-issue supply and robust investor demand provided steady support for prices. New Jersey municipal bonds outperformed the national tax-exempt market.

•

The Fund’s underweight position in the tobacco sector, which was the best-performing segment of the market during the period, detracted from performance. An underweight position in the utilities sector also hindered returns. Additionally, the Fund was more heavily invested in better-rated bonds and underweight in high yield issues. At a time in which investors demonstrated a robust appetite for higher-yielding securities, this aspect of the Fund’s positioning modestly detracted from performance.

•

The municipal bond yield curve flattened during the period, with yields on one- and two-year bonds moving higher while yields on longer-dated issues declined. In this environment, the Fund’s overweight in longer-dated maturities was a significant contributor to performance. Likewise, due to the underperformance of short-dated bonds, the Fund’s underweight in those maturities also added value. The Fund’s duration positioning further contributed positively to performance. (Duration is a measure of interest rate sensitivity.)

•

The Fund’s overweight in health care and education issues, two of the better performing sectors in the period, was a positive contributor. In addition, the Fund benefited from being underweight in the lagging tax-backed (states) sector.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return. In addition, the use of leverage provided both incremental return and income given the healthy performance of the overall market.

•

The Fund used U.S. Treasury futures contracts to manage risk against the possibility of rising interest rates, which detracted from performance at a time in which yields fell. (Prices rise as yields fall).

Describe recent portfolio activity.

•

New-issue supply in New Jersey was fairly muted over the course of the year. As a result of this low supply and the backdrop of persistently low interest rates, the Fund’s turnover was kept low in order to maximize income and capital appreciation potential. When possible, the Fund’s investment advisor sought to capitalize on the new-issue market to increase the portfolio’s exposure to the education and health care sectors. In addition, the Fund used periods of above-average supply to seek relative-value opportunities that could complement the Fund’s older, core holdings. The Fund generally used more defensively structured bonds with shorter call features and high valuations as a funding source for new purchases. Overall, the investment advisor worked to maintain a broadly diversified portfolio of credits, structures and maturities.

Describe portfolio positioning at period end.

•	The Fund ended the period with a slightly short duration stance relative to the Custom New Jersey Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	MAY 31, 2016

BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2016

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.95%	1.90%	4.53%	7.13%	N/A	6.28%	N/A	5.02%	N/A
Service	1.81	1.70	4.47	7.00	N/A	6.17	N/A	4.85	N/A
Investor A	1.73	1.63	4.47	6.99	2.45%	6.15	5.23%	4.85	4.40%
Investor A1	1.85	1.80	4.53	7.12	N/A	6.29	N/A	5.00	N/A
Investor C	1.05	0.97	4.16	6.28	5.28	5.36	5.36	4.06	4.06
Investor C1	1.43	1.38	4.27	6.59	N/A	5.78	N/A	4.48	N/A
S&P® Municipal Bond Index	—	—	3.40	5.72	N/A	5.23	N/A	4.84	N/A
Custom New Jersey Index	—	—	6.27	9.53	N/A	6.15	N/A	5.28	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2016	7

Fund Summary as of May 31, 2016	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2016, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, with the exception of Investor C Shares, which underperformed. For the same period, the Fund underperformed its secondary benchmark, the Custom Pennsylvania Index. The following discussion of relative performance pertains to the Custom Pennsylvania Index.

What factors influenced performance?

•

Municipal bonds delivered solid gains during the past 12 months, reflecting the decline in intermediate- and longer-term U.S. Treasury yields and the continued improvement in state and local finances. (Prices and yields move in opposite directions.) In addition, the favorable combination of falling new-issue supply and robust investor demand provided steady support for prices. The Custom Pennsylvania Index outperformed the broader national market due to its longer duration and larger positions in sectors that performed well during the period, such as transportation and health care. (Duration is a measure of interest rate sensitivity.)

•

The Fund’s position in the tax-backed sector, particularly Pennsylvania Commonwealth general obligation bonds, detracted from relative performance. Underweight positions in the transportation and utilities sectors also had an adverse impact on results. Despite the Fund’s overweight to the long end of the yield curve, its duration was below the benchmark due to its underweight in intermediate-term bonds. This aspect of the Fund’s positioning detracted from returns given that yields fell during the period.

•	The Fund used U.S. Treasury futures contracts to manage risk against the possibility of rising interest rates. At a time in which yields fell, these positions modestly detracted from performance.
•

The Fund’s yield curve positioning, which featured an overweight position in bonds with maturities of more than 25 years, had a positive impact on results. Sector concentrations in education- and housing-related debt were among the top contributors to performance.

Describe recent portfolio activity.

•

The Fund implemented trades to reduce its exposure to U.S. territories. It also reduced its weighting in Pennsylvania state general obligation bonds, as the investment advisor believed unfunded pension liabilities and ongoing budget stress threatened the performance of these issues. Other trading activity was focused on maintaining the Fund’s high level of income. The Fund also committed cash to purchasing bonds that presented attractive income opportunities with compelling valuations relative to their level of credit risk. The Fund primarily deployed capital in bonds with maturities of 20 years or greater that augmented portfolio diversification across sectors and issuers.

Describe portfolio positioning at period end.

•

Relative to the Custom Pennsylvania Index, the Fund ended the period with an underweight duration posture and a longer yield curve exposure. The Fund maintained a higher-quality bias on the belief that yield spreads were not commensurate with the associated risks. At the sector level, the Fund was underweight in tax-backed debt and overweight in the revenue sectors (bonds that are secured by a specific revenue source).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	MAY 31, 2016

BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom Pennsylvania Index is customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2016

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.66%	1.62%	4.08%	6.59%	N/A	6.14%	N/A	4.95%	N/A
Service	1.48	1.43	3.99	6.50	N/A	5.96	N/A	4.75	N/A
Investor A	1.42	1.35	3.99	6.40	1.88%	5.94	5.02%	4.73	4.28%
Investor A1	1.58	1.54	4.07	6.57	N/A	6.12	N/A	4.90	N/A
Investor C	0.71	0.71	3.58	5.57	4.57	5.11	5.11	3.93	3.93
Investor C1	1.12	1.12	3.80	6.01	N/A	5.55	N/A	4.36	N/A
S&P® Municipal Bond Index	—	—	3.40	5.72	N/A	5.23	N/A	4.84	N/A
Custom Pennsylvania Index	—	—	4.37	7.30	N/A	5.99	N/A	5.29	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2016	9

Fund Summary as of May 31, 2016	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2016, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its custom blended secondary benchmark comprised of S&P® Municipal Bond Investment Grade Index (65%), S&P® Municipal Bond High Yield Index (30%) and Barclays Taxable Municipal: U.S. Aggregate Eligible Index (5%). The following discussion of relative performance pertains to the custom blended benchmark.

What factors influenced performance?

•

Municipal bonds delivered solid gains during the past 12 months, reflecting the decline in intermediate- and longer-term U.S. Treasury yields and the continued improvement in state and local finances. (Prices and yields move in opposite directions.) In addition, the favorable combination of falling new-issue supply and robust investor demand provided steady support for prices. Longer-term bonds outpaced shorter-term issues, while lower-quality bonds generally outperformed their higher-quality counterparts.

•

The Fund benefited from its credit allocations and tactical duration positioning. (Duration is a measure of interest-rate sensitivity.) The top sector contributors were tax-backed states, tobacco and transportation. From a credit perspective, positions in AA and A rated bonds, along with an underweight exposure to CCC rated debt and Puerto Rico issues, made the largest contributions to performance. Long-term bonds with maturities of 20 years and above were also meaningful contributors.

•	The Fund’s use of leverage through its position in tender option bonds provided both incremental return and income in an environment of low short-term borrowing costs.

•

Given the strength in bond prices during January and February, the Fund’s strategy to manage the portfolio’s interest rate risk was the primary detractor. The Fund sought to manage interest rate risk through the use of five-year, 10-year, 30-year and Ultra U.S. Treasury futures.

•

The Fund held an elevated cash weighting during the period, as the investment advisor sought to dampen the effect of the increased interest rate volatility during the second and third calendar quarters of 2015. Increased liquidity also allowed the Fund to invest at higher yields during periods in which rates rose. Overall, the Fund’s above-average cash allocation detracted from returns at a time of positive performance for the broader market.

Describe recent portfolio activity.

•

The Fund’s duration moved from 3.2 years to 3.7 years during the course of the period. (Duration is a measure of interest rate sensitivity.) The Fund’s largest sector weightings were in the state tax-backed and transportation segments, and the largest increases occurred in transportation and school districts.

•

The Fund maintained a high-quality bias with its largest allocations to the AA, A, AAA rating tiers. Over the period, the Fund decreased its positions in some lower-rated credits in favor of higher-quality issues. About 20% of the Fund’s assets were in high yield (below investment grade) bonds.

•

The Fund held an allocation of approximately 30% to bonds with maturities of 20 years and above, down from 37% at the beginning of the period and 49% on November 30, 2015, as the investment advisor found better relative values elsewhere on the yield curve.

Describe portfolio positioning at period end.

•

The Fund closed the period with a short duration (lower interest rate sensitivity) versus the benchmark. In terms of sector allocations, the Fund was overweight in tobacco and underweight in tax-backed securities. The Fund continued to have a bias toward higher-quality bonds, with an average credit quality of A.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	MAY 31, 2016

BlackRock Strategic Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s total returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended May 31, 2016

				Average Annual Total Returns[2,5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.85%	1.79%	4.55%	7.76%	N/A	5.76%	N/A	5.19%	N/A
Investor A	1.60	1.55	4.53	7.62	3.05%	5.53	4.62%	4.96	4.50%
Investor A1	1.81	1.76	4.61	7.78	N/A	5.68	N/A	5.10	N/A
Investor C	0.92	0.86	4.04	6.80	5.80	4.72	4.72	4.16	4.16
S&P® Municipal Bond Index	—	—	3.40	5.72	N/A	5.23	N/A	4.84	N/A
S&P® Municipal Bond Investment Grade Index	—	—	3.31	5.77	N/A	5.03	N/A	4.82	N/A
S&P® Municipal Bond High Yield Index	—	—	4.67	5.24	N/A	8.28	N/A	5.15	N/A
Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	8.36	8.74	N/A	8.65	N/A	7.62	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	3.97	5.78	N/A	6.19	N/A	5.11	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	MAY 31, 2016	11

Portfolio Information as of May 31, 2016

BlackRock California Municipal Opportunities Fund

Sector Allocation[1]	Percent of Total Investments[2]

County/City/Special District/School District	24%
Utilities	18
State	17
Health	13
Transportation	11
Education	11
Tobacco	6

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	9%
AA/Aa	66
A	16
BBB/Baa	1
BB/Ba	2
B	4
N/R	2

Call/Maturity Schedule[5]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2016	10%
2017	13
2018	7
2019	18
2020	4

BlackRock New Jersey Municipal Bond Fund

Sector Allocation[1]	Percent of Total Investments[2]

Transportation	24%
County/City/Special District/School District	21
Education	19
Health	17
State	10
Corporate	3
Utilities	3
Housing	2
Tobacco	1

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	1%
AA/Aa	44
A	41
BBB/Baa	6
BB/Ba	5
N/R4	3

Call/Maturity Schedule[5]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2016	4%
2017	7
2018	7
2019	6
2020	5

[1]

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

[2]	Excludes short-term securities.

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of May 31, 2016, the market value of unrated securities deemed by the investment advisor to be investment grade represented 1% of the Fund’s long-term investments.

[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

12	ANNUAL REPORT	MAY 31, 2016

Portfolio Information as of May 31, 2016 (concluded)

BlackRock Pennsylvania Municipal Bond Fund

Sector Allocation[1]	Percent of Total Investments[2]

Health	26%
Education	23
State	11
Transportation	11
County/City/Special District/School District	11
Corporate	6
Housing	6
Utilities	5
Tobacco	1

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	1%
AA/Aa	53
A	24
BBB/Baa	12
BB/Ba	3
N/R4	7

Call/Maturity Schedule[6]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2016	3%
2017	5
2018	7
2019	7
2020	20

BlackRock Strategic Municipal Opportunities Fund

Sector Allocation[1]	Percent of Total Investments[2]

County/City/Special District/School District	20%
Education	17
State	15
Transportation	14
Health	11
Utilities	11
Tobacco	8
Corporate	3
Housing	1

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	16%
AA/Aa	43
A	12
BBB/Baa	7
BB/Ba	6
B	8
N/R5	8

Call/Maturity Schedule[6]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2016	4%
2017	7
2018	6
2019	4
2020	5

[1]

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

[2]	Excludes short-term securities.

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of May 31, 2016, the market value of unrated securities deemed by the investment advisor to be investment grade represented 3% of the Fund’s long-term investments.

[5]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of May 31, 2016, the market value of unrated securities deemed by the investment advisor to be investment grade represented less than 1% of the Fund’s long-term investments.

[6]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	MAY 31, 2016	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to the Service Shares inception date of October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Prior to the Investor A Shares inception date of October 2, 2006, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Investor A Shares fees.

•

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current shareholders of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to the Investor C Shares inception date of October 2, 2006, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Investor C Shares fees.

•

Investor C1 Shares (available in all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year.

Investor A1 and Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

On June 23, 2015, all issued and outstanding Investor B Shares of California Municipal Opportunities were converted into Investor A1 Shares with the same relative aggregate net asset value as the original shares held immediately prior to the conversion.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Barclays Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P and/or Baa3 by Moody’s.

14	ANNUAL REPORT	MAY 31, 2016

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on December 1, 2015 and held through May 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock California Municipal Opportunities Fund	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[1]	Ending Account Value May 31, 2016	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,034.50	$3.26	$3.15	$1,000.00	$1,021.80	$3.23	$1,021.90	$3.13
Investor A	$1,000.00	$1,032.60	$4.37	$4.27	$1,000.00	$1,020.70	$4.34	$1,020.80	$4.24
Investor A1	$1,000.00	$1,033.20	$3.71	$3.66	$1,000.00	$1,021.35	$3.69	$1,021.40	$3.64
Investor C	$1,000.00	$1,029.50	$8.22	$8.12	$1,000.00	$1,016.90	$8.17	$1,017.00	$8.07
Investor C1	$1,000.00	$1,031.50	$6.30	$6.25	$1,000.00	$1,018.80	$6.26	$1,018.85	$6.21

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Institutional Class, 0.86% for Investor A Class, 0.73% for Investor A1 Class, 1.62% for Investor C Class and 1.24% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional Class, 0.84% for Investor A Class, 0.72% for Investor A1 Class, 1.60% for Investor C Class and 1.23% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock New Jersey Municipal Bond Fund	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[1]	Ending Account Value May 31, 2016	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,045.30	$3.78	$3.68	$1,000.00	$1,021.30	$3.74	$1,021.40	$3.64
Service	$1,000.00	$1,044.70	$4.45	$4.29	$1,000.00	$1,020.65	$4.39	$1,020.80	$4.24
Investor A	$1,000.00	$1,044.70	$4.45	$4.29	$1,000.00	$1,020.65	$4.39	$1,020.80	$4.24
Investor A1	$1,000.00	$1,045.30	$3.83	$3.68	$1,000.00	$1,021.25	$3.79	$1,021.40	$3.64
Investor C	$1,000.00	$1,041.60	$8.37	$8.22	$1,000.00	$1,016.80	$8.27	$1,016.95	$8.12
Investor C1	$1,000.00	$1,042.70	$6.43	$6.28	$1,000.00	$1,018.70	$6.36	$1,018.85	$6.21

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Institutional Class, 0.87% for Service Class, 0.87% for Investor A Class, 0.75% for Investor A1 Class, 1.64% for Investor C Class and 1.26% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Institutional Class, 0.84% for Service Class, 0.84% for Investor A Class, 0.72% for Investor A1 Class, 1.61% for Investor C Class and 1.23% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

ANNUAL REPORT	MAY 31, 2016	15

Disclosure of Expenses (concluded)

Expense Examples (concluded)

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Pennsylvania Municipal Bond Fund	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[1]	Ending Account Value May 31, 2016	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,040.80	$4.08	$3.62	$1,000.00	$1,021.00	$4.04	$1,021.45	$3.59
Service	$1,000.00	$1,039.90	$5.00	$4.54	$1,000.00	$1,020.10	$4.95	$1,020.55	$4.50
Investor A	$1,000.00	$1,039.90	$5.00	$4.54	$1,000.00	$1,020.10	$4.95	$1,020.55	$4.50
Investor A1	$1,000.00	$1,040.70	$4.18	$3.72	$1,000.00	$1,020.90	$4.14	$1,021.35	$3.69
Investor C	$1,000.00	$1,035.80	$8.96	$8.55	$1,000.00	$1,016.20	$8.87	$1,016.60	$8.47
Investor C1	$1,000.00	$1,038.00	$6.88	$6.42	$1,000.00	$1,018.25	$6.81	$1,018.70	$6.36

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.80% for Institutional Class, 0.98% for Service Class, 0.98% for Investor A Class, 0.82% for Investor A1 Class, 1.76% for Investor C Class and 1.35% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional Class, 0.89% for Service Class, 0.89% for Investor A Class, 0.73% for Investor A1 Class, 1.68% for Investor C Class and 1.26% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Strategic Municipal Opportunities Fund	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[1]	Ending Account Value May 31, 2016	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,045.50	$3.48	$3.02	$1,000.00	$1,021.60	$3.44	$1,022.05	$2.98
Investor A	$1,000.00	$1,045.30	$4.55	$4.09	$1,000.00	$1,020.55	$4.50	$1,021.00	$4.04
Investor A1	$1,000.00	$1,046.10	$3.79	$3.38	$1,000.00	$1,021.30	$3.74	$1,021.70	$3.34
Investor C	$1,000.00	$1,040.40	$8.42	$8.01	$1,000.00	$1,016.75	$8.32	$1,017.15	$7.92

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.68% for Institutional Class, 0.89% for Investor A Class, 0.74% for Investor A1 Class and 1.65% for Investor C Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Institutional Class, 0.80% for Investor A Class, 0.66% for Investor A1 Class and 1.57% for Investor C Class), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

16	ANNUAL REPORT	MAY 31, 2016

The Benefits and Risks of Leveraging

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	17

Schedule of Investments May 31, 2016	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 85.3%
County/City/Special District/School District — 20.8%
Anaheim Public Financing Authority, Refunding RB, Series A, 5.00%, 5/01/39	$3,750	$4,461,000
Cabrillo Community College District, GO, Election of 2004, Series B (NPFGC), 5.00%, 8/01/17 (a)	18,045	18,966,197
California Infrastructure & Economic Development Bank, RB, Goodwill Industry San Joaquin, 5.85%, 9/01/37	3,055	3,057,566
California Infrastructure & Economic Development Bank, Refunding RB, The J. Paul Getty Trust, Series A-2, 0.81%, 10/01/47 (b)	10,000	9,990,800
California Pollution Control Financing Authority, Refunding RB, Waste Management, Inc., AMT:
Series B, 3.13%, 11/01/40 (b)	9,590	10,123,300
Series B-1, 3.00%, 11/01/25	8,000	8,464,000
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 6.00%, 8/01/36	2,000	2,557,200
City & County of San Francisco California, COP, Series C, AMT, 5.25%, 3/01/33	140	163,299
City & County of San Francisco California, GO, Refunding:
Series 2008-R1, 4.00%, 6/15/16	750	751,058
Series R-1, 5.00%, 6/15/19	12,300	13,834,179
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,018,320
City of Martinez California, GO, Election of 2008, Series A, 5.88%, 2/01/39	6,035	6,915,084
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 5/01/42	2,395	2,896,441
County of Orange California Water District, COP, Refunding:
5.25%, 8/15/34	12,200	13,857,126
Series A, 5.00%, 8/15/32	3,030	3,424,112
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	11,200	13,550,096
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	3,095	3,757,640
5.50%, 3/01/41	10,550	12,566,738
County of San Mateo California Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/16 (a)	18,500	18,707,015
County of Sonoma California, Refunding RB, Pension Obligation, Series A, 6.00%, 12/01/29	1,600	1,966,576
County of Ventura California, COP, Refunding, Public Financing Authority III, 5.75%, 8/15/29	1,000	1,134,660

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Folsom Cordova Unified School District School Facilities Improvement, GO:
District No. 4, Election of 2012, Series B, 5.25%, 10/01/35	$3,210	$4,001,233
District No. 5, Election of 2014, Series A, 5.25%, 10/01/35	4,710	5,870,968
Grossmont California Healthcare District, GO, Election of 2006, Series B (a):
6.00%, 7/15/21	2,770	3,428,235
6.13%, 7/15/21	3,045	3,787,432
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	5,410	6,302,163
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	6,250	7,237,812
Los Angeles Unified School District, GO, Refunding (NPFGC), 5.75%, 7/01/17	1,000	1,055,300
Metropolitan Water District of Southern California, GO, Refunding Series A, 5.00%, 3/01/20	7,175	8,250,604
Millbrae School District, GO, Series B-2, 6.00%, 7/01/41	2,585	3,150,857
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.63%, 8/01/18 (a)	5,000	5,528,550
Riverside County Transportation Commission, Refunding RB, Limited Tax, Series A, 5.25%, 6/01/39	3,180	3,891,493
San Diego Unified School District California, GO, Series E, 3.00%, 7/01/17	5,000	5,128,250
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 5/01/42	2,010	2,384,403
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	5,000	5,971,050
South San Francisco Unified School District, GO, Measure J, Series E, 4.00%, 6/15/18	6,000	6,394,260
West Contra Costa California Unified School District, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/41	4,440	5,255,806

		232,800,823
Education — 5.8%
California Educational Facilities Authority, Refunding RB, Pitzer College, 6.00%, 4/01/40	2,500	2,945,650
California Infrastructure & Economic Development Bank, RB, Build America Bonds, 6.49%, 5/15/49	2,125	2,856,361
California Municipal Finance Authority, RB:
Emerson College, 6.00%, 1/01/42	7,000	8,398,390
John Adams Academy, 5.25%, 10/01/45	1,060	1,094,577
Vista Charter Middle School, 6.00%, 7/01/44	500	536,325
California State University, Refunding RB, Systemwide, Series A (AGM):
5.00%, 5/01/17 (a)	3,815	3,968,554
5.00%, 11/01/32	6,185	6,419,412

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	COP	Certificates of Participation	LRB	Lease Revenue Bonds
AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	M/F	Multi-Family
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	MRB	Mortgage Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	ETF	Exchange-Traded Fund	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	NPFGC	National Public Finance Guarantee Corp.	PSF-GTD	Permanent School Fund Guaranteed
ARB	Airport Revenue Bonds	GANs	Grant Anticipation Notes	RB	Revenue Bonds
BAM	Build America Mutual Assurance Co.	GO	General Obligation Bonds	S/F	Single-Family
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority

See Notes to Financial Statements.

18	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
Education (continued)
East Side Union High School District, GO, Refunding Series B, 3.00%, 8/01/36 (c)	$11,020	$10,986,609
University of California, RB:
Build America Bonds, 6.30%, 5/15/50	3,790	4,531,741
General, Series AQ, 4.77%, 5/15/2115	1,055	1,092,853
Series AM, 5.25%, 5/15/37	3,520	4,325,552
Series AM, 5.25%, 5/15/44	11,495	14,003,324
University of California, Refunding RB, Series AO, 5.00%, 5/15/17	4,200	4,377,282

		65,536,630
Health — 12.2%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	3,775	4,370,657
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	5,385	6,129,638
Children’s Hospital, Series A, 5.25%, 11/01/41	7,000	8,076,740
Scripps Health, Series A, 5.00%, 11/15/40	7,530	8,566,730
Sutter Health, Series A, 5.00%, 8/15/52	17,500	20,379,975
Sutter Health, Series A (BHAC), 5.00%, 11/15/42	10,000	10,193,200
Sutter Health, Series B, 6.00%, 8/15/42	9,680	11,646,105
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	2,075	2,376,954
Catholic Healthcare West, Series A, 6.00%, 7/01/39	6,000	6,857,340
Stanford Hospital, Series A-3, 5.50%, 11/15/40	12,375	15,009,143
California Statewide Communities Development Authority, RB, Series A:
Kaiser Permanente, 5.00%, 4/01/42	11,500	13,260,190
Loma Linda University Medical Center, 5.25%, 12/01/56 (d)	10,000	11,241,300
California Statewide Communities Development Authority, Refunding RB:
Kaiser Permanente, Series C, 5.25%, 8/01/31	2,500	2,517,250
Southern California Edison Company, Series D (FGIC), 4.25%, 11/01/33 (b)	6,600	6,696,822
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	5,000	5,688,200
Regents of the University of California Medical Center Pooled Revenue, RB, Build America Bonds, Series H, 6.40%, 5/15/31	2,500	3,212,100

		136,222,344
State — 14.4%
Hawthorne Community Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, 5.00%, 9/01/35	1,000	1,199,800
Orange County Community Facilities District, Special Tax Bonds, Village of Esencia, Series A, 5.25%, 8/15/45	2,500	2,903,575
State of California, GO, Various Purposes:
Build America Bonds, 7.60%, 11/01/40	2,000	3,124,040
6.00%, 3/01/33	4,195	4,971,830
6.50%, 4/01/33	7,925	9,168,512
6.00%, 4/01/38	16,080	18,354,194
State of California, GO, Refunding:
2.00%, 8/01/16	12,760	12,792,538
Various Purposes, 4.00%, 9/01/17	21,470	22,368,305

Municipal Bonds	Par (000)	Value
California (continued)
State (continued)
State of California, GO, Refunding (continued):
Various Purposes, 4.00%, 9/01/35	$11,470	$12,906,388
Various Purposes, 4.00%, 9/01/36	23,385	26,223,939
State of California Public Works Board, LRB:
Correctional Facilities Improvements, Series A, 5.00%, 9/01/39	11,635	13,867,291
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	11,668,200
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	3,060	3,548,039
Various Capital Projects, Series I, 5.25%, 11/01/32	1,115	1,374,840
Various Capital Projects, Series I, 5.50%, 11/01/33	2,295	2,874,809
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,725	2,059,322
State of California Public Works Board, Refunding LRB, Department of Correction & Rehabilitation, Series C, 5.00%, 6/01/17	11,065	11,545,664

		160,951,286
Tobacco — 4.8%
County of California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.60%, 6/01/36	1,980	2,007,364
5.70%, 6/01/46	8,590	8,708,971
County of California Tobacco Securitization Agency, Refunding RB:
Asset-Backed, Merced County, Series A, 5.13%, 6/01/38	1,000	999,870
Asset-Backed, Merced County, Series A, 5.25%, 6/01/45	1,085	1,084,891
Asset-Backed, Sonoma County, 5.13%, 6/01/38	100	99,991
Asset-Backed, Sonoma County, 5.25%, 6/01/45	115	114,989
Golden Gate Tobacco Funding Corp., Series A, 5.00%, 6/01/36	2,410	2,330,157
Golden Gate Tobacco Funding Corp., Series A, 5.00%, 6/01/47	2,595	2,399,726
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	18,415	18,621,248
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	7,350	7,349,338
5.13%, 6/01/46	10,000	9,999,100

		53,715,645
Transportation — 10.9%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50	2,000	3,056,400
Bay Area Toll Authority, Refunding RB, San Francisco Toll Bridge, Series F-1, 5.50%, 4/01/18 (a)	13,000	14,133,340
Burbank-Glendale-Pasadena California Airport Authority, ARB, Series B, 5.56%, 7/01/32	1,000	1,144,290
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	5,150	5,911,427
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	880	884,118

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	19

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
Transportation (continued)
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.25%, 5/01/33	$1,645	$1,928,384
5.00%, 5/01/40	4,315	4,938,647
City of Long Beach California Harbor Revenue, RB, Series D, 5.00%, 5/15/39	3,000	3,617,130
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.00%, 5/15/34	8,600	9,655,478
5.00%, 5/15/40	11,690	13,283,581
City of San Francisco California Municipal Transportation Agency, RB, 5.00%, 3/01/44	5,000	5,933,600
City of San Jose California, ARB, AMT, Series A (AMBAC), 5.00%, 3/01/37	10,000	10,291,100
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	6,665	7,847,238
6.25%, 3/01/34	2,450	2,940,049
County of Orange California, ARB, Series B, 5.75%, 7/01/34	3,000	3,165,210
County of Sacramento California, ARB:
Senior Series B, 5.75%, 7/01/39	1,600	1,753,856
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,020	14,272,003
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	3,150	3,458,417
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 4.50%, 5/01/32	12,000	13,319,160

		121,533,428
Utilities — 16.4%
City of Los Angeles California Department of Water & Power, RB:
Build America Bonds, 6.60%, 7/01/50	3,000	4,550,400
Build America Bonds, Series D, 6.57%, 7/01/45	1,500	2,209,680
Power System, Sub-Series A-1, 5.25%, 7/01/38	5,270	5,726,066
City of Los Angeles California Department of Water & Power, Refunding RB:
Series A, 5.25%, 7/01/39	8,000	9,254,720
Series B, 5.00%, 7/01/42 (c)	5,000	6,066,600
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, 5.38%, 6/01/39	5,060	5,708,540
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,765,188
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/39	13,000	14,666,470
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/39	5,700	6,486,999
County of Los Angeles California, Sanitation Districts Financing Authority, Refunding RB, Series A, Capital Projects, 5.00%, 10/01/34	6,065	7,376,374
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	8,015	8,253,847
County of Sacramento California Sanitation Districts Financing Authority, RB:
5.00%, 6/01/16 (a)	4,000	4,000,000
(NPFGC), 5.00%, 12/01/36	2,890	2,900,982
Dublin-San Ramon Services District Water, Refunding RB, 5.50%, 8/01/36	4,235	4,942,160

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
East Bay Municipal Utility District Water System Revenue, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/17 (a)	$10,100	$10,545,006
Series B, 5.00%, 6/01/17	10,000	10,443,000
Metropolitan Water District of Southern California, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,964,700
Northern California Power Agency, RB, Build America Bonds, Series B, 7.31%, 6/01/40	2,150	2,795,925
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A (a):
5.25%, 5/15/19	12,105	13,649,719
5.25%, 5/15/19	13,000	14,658,930
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B, 5.75%, 8/01/19 (a)	5,000	5,764,800
San Diego Public Facilities Financing Authority Water Revenue, Refunding RB, Series B, 5.00%, 8/01/39 (c)	4,000	4,860,120
Southern California Public Power Authority, RB, Milford Wind Corridor Phase I Project, Series 1, 5.00%, 7/01/16	400	401,528
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	6,395	7,200,258
Vista Joint Powers Financing Authority, Refunding LRB, Lease, 5.25%, 5/01/37	15,000	18,399,450

		183,591,462
Total Municipal Bonds in California		954,351,618

Puerto Rico — 0.8%
Tobacco — 0.6%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed:
5.50%, 5/15/39	1,590	1,587,487
5.63%, 5/15/43	4,765	4,753,040

		6,340,527
Utilities — 0.2%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	1,570	1,059,844
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.13%, 7/01/24	645	441,387
6.00%, 7/01/38	1,465	992,054

		2,493,285
Total Municipal Bonds in Puerto Rico		8,833,812
Total Municipal Bonds — 86.1%		963,185,430

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
California — 8.5%
County/City/Special District/School District — 2.2%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	20,000	23,945,000
Education — 4.9%
California State University, Refunding RB, Series A:
5.00%, 11/01/43	16,000	19,322,400
Systemwide, 4.00%, 11/01/34	19,175	21,615,143
Systemwide, 5.00%, 11/01/45	11,650	14,159,527

		55,097,070

See Notes to Financial Statements.

20	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (continued)
State — 1.4%
State of California, GO, Various Purposes, 4.00%, 9/01/34	$13,790	$15,583,734
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.4%		94,625,804
Total Long-Term Investments (Cost — $994,289,520) — 94.6%		1,057,811,234

Short-Term Securities	Shares
Money Market Funds — 8.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.21% (f)(g)	94,833,083	94,833,083

Short-Term Securities	Par (000)	Value
Municipal Bonds — 1.3%
County/City/Special District/School District — 1.3%
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Series A, 2.00%, 7/01/16	$14,845	$14,864,731
Total Short-Term Securities (Cost — $109,697,814) — 9.8%		109,697,814
Total Investments (Cost — $1,103,987,334) — 104.4%		1,167,509,048
Liabilities in Excess of Other Assets — (0.8)%		(9,227,458)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.6)%		(40,322,044)

Net Assets — 100.0%		$1,117,959,546

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Variable rate security. Rate as of period end.

(c)	When-issued security.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended May 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2015	Net Activity	Shares Held at May 31, 2016	Value at May 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	94,833,083	94,833,083	$94,833,083	$7,871
BIF California Municipal Money Fund	64,056,937	(64,056,937)	—	—	20
Total				$94,833,083	$7,891

(g)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(465)	5-Year U.S. Treasury Note	September 2016	$55,854,492	$(21,840)
(604)	10-Year U.S. Treasury Note	September 2016	$78,331,250	(66,502)
(310)	Long U.S. Treasury Bond	September 2016	$50,626,875	(122,854)
(97)	Ultra U.S. Treasury Bond	September 2016	$16,987,125	(34,931)
Total				$(246,127)

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	21

Schedule of Investments (concluded)	BlackRock California Municipal Opportunities Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$246,127	—	$246,127

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(7,477,262)	—	$(7,477,262)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$2,006,330	—	$2,006,330

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$195,258,982

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]		$1,057,811,234	—	$1,057,811,234
Short-Term Securities	$94,833,083	14,864,731	—	109,697,814

Total	$94,833,083	$1,072,675,965	—	$1,167,509,048

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(246,127)	—	—	$(246,127)
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$2,622,900	—	—	$2,622,900
Liabilities:
TOB Trust Certificates	—	$(40,309,994)	—	(40,309,994)

Total	$2,622,900	$(40,309,994)	—	$(37,687,094)

During the year ended May 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

22	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments May 31, 2016	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 94.9%
Corporate — 3.0%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.25%, 9/15/29	$3,500	$3,882,200
Series B, 5.63%, 11/15/30	1,000	1,148,710
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,445	1,634,165
Series B, 5.60%, 11/01/34	1,000	1,129,690
Series D, 4.88%, 11/01/29	1,000	1,091,340

		8,886,105
County/City/Special District/School District — 18.9%
Carlstadt School District, GO, Refunding:
4.00%, 5/01/29	1,195	1,327,251
4.00%, 5/01/30	1,415	1,561,934
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,020	1,063,625
5.25%, 11/01/44	990	1,028,848
(AGM), 4.00%, 11/01/34	500	520,300
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 7/01/39	660	777,883
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 7/01/17 (a)	650	680,108
5.00%, 7/01/35	600	617,616
5.00%, 7/01/36	145	149,067
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	735	813,843
County of Essex New Jersey Improvement Authority, RB:
AMT, 5.25%, 7/01/45 (b)	1,000	1,022,080
Newark Project, Series A (AGM), 6.00%, 11/01/30	1,090	1,255,865
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	2,036,055
County of Hudson New Jersey Improvement Authority, GO, Refunding, 4.00%, 12/01/30	2,645	2,997,102
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C, 5.25%, 1/01/46	3,900	4,230,876
County of Ocean New Jersey, GO, General Improvement, 3.00%, 12/01/32	1,000	1,023,480
County of Union New Jersey, GO, Refunding, County Vocational Technical School, Series C, 3.50%, 3/01/31	1,640	1,736,317
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Covanta Union, Inc., AMT, 4.75%, 12/01/31	1,250	1,358,175
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,000	2,255,520
New Brunswick Parking Authority, Refunding RB, GTD, Series A (BAM), 5.00%, 9/01/39	1,500	1,795,170
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,000	2,428,620
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	3,092,450
New Jersey Health Care Facilities Financing Authority, RB, Greystone Park Psychiatric Hospital Project, Series A, 5.00%, 9/15/29	2,000	2,171,560
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Hunterdon Medical Center, 5.00%, 7/01/31	300	350,274
Hunterdon Medical Center, 5.00%, 7/01/45	2,650	3,031,945
South Jersey Hospital, 5.00%, 7/01/46	3,025	3,036,132

Municipal Bonds	Par (000)	Value
New Jersey (continued)
County/City/Special District/School District (continued)
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC), 5.50%, 3/01/21 (c)	$805	$964,358
Newark New Jersey Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	1,775	1,787,283
Township of Egg Harbor New Jersey School District, GO, Refunding (AGM), 5.75%, 7/15/25	2,000	2,605,240
Township of Franklin New Jersey Board of Education/Somerset County, GO, 3.00%, 2/01/31	2,350	2,418,526
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/31	2,445	2,893,706
5.00%, 7/15/32	350	412,822
Township of Sparta New Jersey Board of Education, GO, Refunding, 5.00%, 2/15/36	1,350	1,597,455

		55,041,486
Education — 19.6%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 7/01/44	530	602,430
Series A, 5.00%, 7/01/34	1,855	2,167,308
Series A (AGM), 3.25%, 7/01/35	1,000	1,020,630
New Jersey EDA, RB:
Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	2,000	2,343,380
School Facilities Construction (AGC), 5.50%, 12/15/18 (a)	965	1,077,065
School Facilities Construction (AGC), 5.50%, 12/15/34	535	585,060
Team Academy Charter School Project, 6.00%, 10/01/43	1,000	1,150,570
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (b):
4.75%, 8/01/24	350	368,365
5.63%, 8/01/34	250	262,920
5.88%, 8/01/44	430	452,437
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/33	2,750	2,981,687
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, 3.50%, 7/01/31	1,000	1,039,960
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (a)	910	987,814
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	2,840	3,060,157
Georgian Court University, Series D, 5.00%, 7/01/33	500	517,960
Kean University, Series A, 5.25%, 9/01/29	1,705	1,898,023
Kean University, Series A (AGC), 5.50%, 9/01/36	1,000	1,123,900
Kean University, Series H, 4.00%, 7/01/39	715	761,504
Montclair State University, Series A, 5.00%, 7/01/33	2,005	2,369,770
Montclair State University Series B, 5.00%, 7/01/33	900	1,093,158
Montclair State University Series B, 5.00%, 7/01/34	660	798,389
New Jersey City University, Series A, 5.00%, 7/01/40	1,000	1,143,430
New Jersey City University Series D, 4.00%, 7/01/35 (d)	710	759,870

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	23

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey Educational Facilities Authority, Refunding RB (continued):
Ramapo College, Series B, 5.00%, 7/01/42	$560	$631,966
Rowan University, Series B (AGC), 5.00%, 7/01/27	1,250	1,345,287
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (a)	2,500	2,975,250
William Paterson University, Series C, 4.00%, 7/01/35	1,500	1,596,585
William Paterson University, Series C (AGC), 5.00%, 7/01/38	3,200	3,439,808
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	910	1,026,908
Series 1A, 5.00%, 12/01/25	75	78,786
Series 1A, 5.00%, 12/01/26	465	487,478
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/32	1,500	1,773,495
5.00%, 7/01/40	5,000	5,833,100
5.00%, 7/01/42	915	1,068,619
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	2,000	2,331,940
Rutgers — The State University of New Jersey, Refunding RB:
Series L, 5.00%, 5/01/43	2,500	2,917,125
Series M, 5.00%, 5/01/29	2,520	3,126,967

		57,199,101
Health — 16.9%
County of Burlington New Jersey Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	1,850	1,944,405
New Jersey EDA, Refunding RB:
Lions Gate Project, 4.88%, 1/01/29	650	682,961
Seabrook Village, Inc. Facility, 5.25%, 11/15/16 (a)	1,500	1,531,620
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	1,830	1,954,623
Robert Wood Johnson University Hospital, Series A, 5.25%, 7/01/35	1,460	1,706,740
Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/39	1,150	1,319,314
Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/43	1,535	1,762,180
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	920	1,089,602
Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,620	4,063,993
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	2,985	3,596,179
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/36 (e)	7,360	2,689,344
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/37 (e)	7,000	2,426,970
General Hospital Center at Passaic (AGM), 6.75%, 7/01/19 (c)	105	114,281
Hackensack University Medical Center (AGC), 5.25%, 1/01/36	3,600	3,810,996
Holy Name Medical Center, 5.00%, 7/01/25	500	557,800
Meridian Health System Obligated Group, 5.00%, 7/01/27	1,500	1,753,260
Princeton Healthcare System, 5.00%, 7/01/34	1,000	1,200,840
Princeton Healthcare System, 5.00%, 7/01/39	4,060	4,785,157

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued):
Robert Wood Johnson University Hospital, 5.00%, 7/01/31	$1,500	$1,672,740
St. Barnabas Health Care, System, Series A, 5.00%, 7/01/24	1,000	1,181,070
St. Barnabas Health Care System, Series A, 5.00%, 7/01/25	2,230	2,614,876
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	4,170	4,277,002
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	1,540	1,814,228
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	460	525,279
Virtua Health, 5.00%, 7/01/29	285	335,120

		49,410,580
Housing — 2.1%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing:
Series AA, 6.50%, 10/01/38	160	165,352
Series U, AMT, 4.90%, 10/01/27	940	954,297
Series U, AMT, 4.95%, 10/01/32	235	238,558
Newark Housing Authority, RB, M/F Housing, Series A:
5.00%, 12/01/30	1,640	1,891,133
4.38%, 12/01/33	2,515	2,766,098

		6,015,438
State — 10.2%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/24 (e)	10,000	8,241,000
CAB, Series B, 0.00%, 11/01/27 (e)	4,135	3,065,565
Election of 2005, Series A, 5.75%, 11/01/28	2,565	3,301,052
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharges, Series A (NPFGC), 0.00%, 7/01/21 (e)	1,675	1,490,800
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/27	2,000	2,008,300
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/29	1,100	1,104,565
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	985	1,111,720
School Facilities Construction (AGC), 6.00%, 12/15/34	15	16,824
School Facilities Construction, Series KK, 5.00%, 3/01/38	1,070	1,140,160
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 0.00%, 3/15/21 (e)	2,000	1,800,860
Cigarette Tax, 5.00%, 6/15/22	1,700	1,921,493
Cigarette Tax, 5.00%, 6/15/29	640	698,093
Lions Gate Project, 5.25%, 1/01/44	370	388,981
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/29	1,000	1,086,100
5.25%, 6/15/30	1,110	1,207,958
State of New Jersey, GO, Refunding, Series N (NPFGC), 5.50%, 7/15/17	1,000	1,048,980

		29,632,451
Transportation — 21.4%
Delaware River Joint Toll Bridge Commission, Refunding RB, 4.00%, 7/01/34	1,830	2,023,577
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	1,875	2,107,987

See Notes to Financial Statements.

24	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 1/01/40	$1,500	$1,757,550
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT:
5.13%, 1/01/39	1,000	1,149,000
(AGM), 5.13%, 7/01/42	1,000	1,145,340
Private Activity Bond, 5.38%, 1/01/43	905	1,043,166
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/17 (a)(f)	1,010	1,036,775
Series A, 5.00%, 1/01/31	3,785	4,550,289
New Jersey State Turnpike Authority, Refunding RB:
Series A (BHAC), 5.25%, 1/01/30	1,000	1,338,300
Series I, 5.00%, 1/01/35	2,500	2,783,750
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/32 (e)	10,000	4,798,000
CAB, Transportation System, Series A, 0.00%, 12/15/35 (e)	8,900	3,576,999
CAB, Transportation System, Series A, 0.00%, 12/15/38 (e)	10,000	3,448,400
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/34 (e)	4,870	2,294,890
Series B, 5.25%, 6/15/26	1,500	1,644,435
Transportation Program, Series AA, 5.25%, 6/15/31	2,000	2,214,040
Transportation Program, Series AA, 5.00%, 6/15/45	1,000	1,072,080
Transportation System, Series A, 6.00%, 6/15/35	3,185	3,651,157
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	2,074,266
Port Authority of New York & New Jersey, ARB:
Consolidated, 85th Series, 5.20%, 9/01/18	1,000	1,097,270
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,280,580
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	2,000	2,044,100
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,172,260
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
147th Series, 4.75%, 4/15/37	4,700	4,802,460
177th Series, 3.50%, 7/15/37	1,000	1,031,630
178th Series, 5.00%, 12/01/43	285	327,360
186th Series, 5.00%, 10/15/44	3,000	3,491,880
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	295	330,657
5.00%, 11/01/29	295	330,049
5.00%, 11/01/32	440	500,808
5.00%, 11/01/33	250	283,560
5.00%, 11/01/34	250	282,968
5.00%, 11/01/39	1,500	1,669,695

		62,355,278
Utilities — 2.8%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	500	571,195
New Jersey Environmental Infrastructure Trust, RB, Series B, AMT, 5.00%, 9/01/28	1,355	1,550,282
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 0.00%, 8/01/21 (c)(e)	5,000	4,639,900

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Utilities (continued)
Passaic Valley Water Commission, RB, Water Supply, Series A, 6.00%, 12/15/24	$1,195	$1,364,774

		8,126,151
Total Municipal Bonds in New Jersey		276,666,590

Puerto Rico — 0.9%
Housing — 0.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	750	811,943
Tobacco — 0.6%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	1,825	1,820,419
Total Municipal Bonds in Puerto Rico		2,632,362
Total Municipal Bonds — 95.8%		279,298,952

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
New Jersey — 5.6%
County/City/Special District/School District — 3.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	1,440	1,738,051
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	6,300	7,034,076

		8,772,127
Transportation — 2.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (h)	5,001	5,394,991
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	551,105
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,455	1,770,983

		7,717,079
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.6%		16,489,206
Total Long-Term Investments (Cost — $268,687,109) — 101.4%		295,788,158

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.21% (i)(j)	2,295,408	2,295,408
Total Short-Term Securities (Cost — $2,295,408) — 0.8%		2,295,408
Total Investments (Cost — $270,982,517) — 102.2%		298,083,566
Other Assets Less Liabilities — 1.0%		2,776,735
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.2)%		(9,290,301)

Net Assets — 100.0%		$291,570,000

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	25

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(d)	When-issued security.

(e)	Zero-coupon bond.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $3,884,927. See Note 4 of the Notes to Financial Statements for details.

(i)	During the year ended May 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2015	Net Activity	Shares Held at May 31, 2016	Value at May 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	2,295,408	2,295,408	$2,295,408	$265
BIF New Jersey Municipal Money Fund	4,942,792	(4,942,792)	—	—	621
Total				$2,295,408	$886

(j)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(20)	5-Year U.S. Treasury Note	September 2016	$2,402,344	$(1,127)
(45)	10-Year U.S. Treasury Note	September 2016	$5,835,937	(1,828)
(22)	Long U.S. Treasury Bond	September 2016	$3,592,875	(6,910)
(2)	Ultra U.S. Treasury Bond	September 2016	$350,250	(965)
Total				$(10,830)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$10,830	—	$10,830

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(351,536)	—	$(351,536)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$54,402	—	$54,402

See Notes to Financial Statements.

26	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$14,320,518

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$295,788,158	—	$295,788,158
Short-Term Securities	$2,295,408	—	—	2,295,408

Total	$2,295,408	$295,788,158	—	$298,083,566

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(10,830)	—	—	$(10,830)
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$162,000	—	—	$162,000
Liabilities:
TOB Trust Certificates	—	$(9,281,449)	—	(9,281,449)

Total	$162,000	$(9,281,449)	—	$(9,119,449)

During the year ended May 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	27

Schedule of Investments May 31, 2016	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 84.0%
Corporate — 8.8%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (a)	$5,225	$5,275,576
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 7/01/43	5,000	5,103,350
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	3,490	3,948,761
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 10/01/39	3,000	3,332,580
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	9,400	10,560,618
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	9,000	10,195,650
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	1,540	1,700,822
National Gypsum Co., 5.50%, 11/01/44	1,355	1,508,210

		41,625,567
County/City/Special District/School District — 11.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	2,310	2,506,520
5.00%, 5/01/42	5,900	6,356,011
Bethlehem Area School District, GO, Series A (BAM):
5.00%, 8/01/34	2,390	2,816,639
5.00%, 8/01/35	1,790	2,101,621
Boyertown Area School District, GO:
5.00%, 10/01/36	890	1,039,093
5.00%, 10/01/38	1,335	1,554,527
City of Lancaster Pennsylvania, GO, Refunding (AGM), 4.00%, 11/01/46	2,990	3,204,951
County of Allegheny Pennsylvania IDA, Refunding RB, Residential Resource, Inc. Project, 5.13%, 9/01/31	585	586,626
County of Chester Pennsylvania, GO:
5.00%, 7/15/34	595	744,202
5.00%, 7/15/35	685	853,250
5.00%, 7/15/36	450	557,316
County of Lycoming Pennsylvania Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	825	918,745
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	1,950	2,149,699
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	2,500	2,848,550
Philadelphia School District, GO, Series E:
6.00%, 9/01/18 (b)	95	105,878
6.00%, 9/01/38	6,485	6,880,131
2014, 6.00%, 9/01/18 (b)	5	5,573
2015-2, 6.00%, 9/01/18 (b)	5	5,571
2015-3, 6.00%, 9/01/18 (b)	5	5,573
2016, 6.00%, 9/01/18 (b)	5	5,573
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	5,070	5,790,193
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC):
5.00%, 5/15/19 (b)	450	502,781
5.00%, 5/15/19 (b)	455	508,795
5.00%, 11/15/33	1,810	1,976,484
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	5,980	6,930,162

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County/City/Special District/School District (continued)
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	$2,115	$2,397,924
Township of Lower Paxton Pennsylvania, GO, 5.00%, 4/01/42	630	742,379

		54,094,767
Education — 21.0%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	580	655,307
5.00%, 8/15/25	765	862,010
5.00%, 8/15/26	760	856,376
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	1,000	1,098,930
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (b)	2,700	3,067,686
6.38%, 1/01/39	400	451,948
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 8/01/40	1,495	1,767,195
5.00%, 8/01/45	3,695	4,357,883
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	6,070	6,855,033
Villanova University, 5.25%, 12/01/31	600	675,912
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Moravian College:
5.00%, 10/01/36	890	1,028,279
3.88%, 10/01/45	1,670	1,718,614
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	2,650	2,796,015
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	2,450	2,594,182
State System of Higher Education, Series A (NPFGC), 5.00%, 6/15/17 (b)	3,300	3,436,620
Thomas Jefferson University, 5.00%, 3/01/40	11,000	12,157,640
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	7,140	8,251,627
La Salle University, 5.00%, 5/01/37	1,595	1,782,859
La Salle University, 5.00%, 5/01/42	2,655	2,952,944
State System of Higher Education, Series AL, 5.00%, 6/15/35	1,425	1,612,345
Thomas Jefferson University, 4.00%, 3/01/37	755	798,148
Thomas Jefferson University, 5.00%, 9/01/45	3,000	3,463,590
University of the Sciences Philadelphia, 5.00%, 11/01/31	1,095	1,291,180
University of the Sciences Philadelphia (AGC), 5.00%, 11/01/18 (b)	5,000	5,491,450
Widener University, Series A, 5.25%, 7/15/33	2,420	2,781,814
Widener University, Series A, 5.50%, 7/15/38	365	420,082
Pennsylvania State University, RB:
5.00%, 3/01/40	10,000	11,301,500
Series A, 5.00%, 8/15/28	5,045	5,353,350
Series A, 5.00%, 8/15/29	2,000	2,118,740
Philadelphia Authority for Industrial Development, Refunding RB, 1st Series, 5.00%, 4/01/45	3,330	3,860,103

See Notes to Financial Statements.

28	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (continued)
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	$765	$829,918
5.00%, 7/01/35	630	691,148
5.00%, 7/01/45	450	482,665
5.00%, 7/01/47	1,180	1,274,695

		99,137,788
Health — 16.6%
County of Allegheny Pennsylvania Hospital Development Authority, Refunding RB, UPMC Health, Series A-1, 1.23%, 2/01/37 (a)	2,500	2,302,850
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21 (b)	4,110	5,338,027
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project:
5.00%, 12/01/35	1,000	1,031,280
Series A, 5.25%, 12/01/45	1,500	1,552,170
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	2,540	2,673,350
Diakon Lutheran Social Ministries, 5.00%, 1/01/38	4,400	4,895,924
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	5,000	5,711,100
County of Lancaster Pennsylvania Hospital Authority, Refunding RB:
Brethren Village Project, Series A, 6.50%, 7/01/40	1,750	1,794,923
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/28	790	950,583
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	575	668,771
University of Pennsylvania Health System, 5.00%, 8/15/42	2,400	2,837,712
County of Lehigh General Purpose Authority, Refunding RB, The Good Shepherd Group (c):
4.00%, 11/01/41	1,810	1,930,148
4.00%, 11/01/46	3,615	3,836,057
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	3,255	3,548,764
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Communities:
Series A, 4.50%, 11/15/36	880	886,424
Series A-1, 6.25%, 11/15/29	480	547,262
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	1,385	1,548,347
Acts Retirement-Life Communities, 5.00%, 11/15/28	895	997,692
Foulkeways at Gwynedd Project, Series A, 5.00%, 12/01/24	1,000	1,002,960
Whitemarsh Continuing Care Retirement Community, 5.25%, 1/01/40	5,000	5,084,400

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (continued)
Lancaster IDA, Refunding RB, Garden Spot Village Project:
5.38%, 5/01/28	$730	$824,739
5.75%, 5/01/35	1,285	1,462,895
Moon Industrial Development Authority, Refunding RB, 6.00%, 7/01/45	4,000	4,455,760
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	4,800	5,368,272
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB:
Jefferson Health System of Chester Philadelphia, Series B, 5.00%, 5/15/20 (b)	6,000	6,898,320
Presbyterian Medical Center, 6.65%, 12/01/19 (d)	1,695	1,877,433
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/20 (b)	3,590	4,196,423
Southcentral Pennsylvania General Authority, Refunding RB, Wellspan Health Obligation Group, Series A:
6.00%, 12/01/18 (b)	1,780	1,999,670
6.00%, 6/01/29	1,970	2,175,747

		78,398,003
Housing — 5.2%
City of Philadelphia Pennsylvania IDA, RB, Retirement Facilities, Rieder House Project, Series A, 6.10%, 7/01/33	475	475,693
Pennsylvania HFA, RB:
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	600	630,660
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	600	639,516
S/F Housing Mortgage, Series 114-C, 3.65%, 10/01/37	4,120	4,236,596
S/F Housing Mortgage, Series 114-C, 3.70%, 10/01/42	6,515	6,792,800
S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	3,000	3,175,800
S/F Housing Mortgage, Series 2015-117-B, 4.05%, 10/01/40	2,400	2,501,664
Pennsylvania HFA, Refunding RB, S/F Housing Mortgage, AMT:
Series 096-A, 4.70%, 10/01/37	1,360	1,365,481
Series 099-A, 5.15%, 4/01/38	2,295	2,457,830
Series 119, 3.50%, 10/01/36	2,260	2,311,731

		24,587,771
State — 3.7%
Commonwealth Financing Authority, RB, Series B (AGC), 5.00%, 6/01/31	3,420	3,761,487
Commonwealth of Pennsylvania, GO:
1st Series, 5.00%, 6/15/26	2,000	2,425,020
2nd Series A, 5.00%, 8/01/17 (b)	6,000	6,300,420
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/24	5,000	5,108,400

		17,595,327
Transportation — 12.1%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	14,000	15,747,060
AMT (AGM), 5.00%, 6/15/32	9,500	9,859,765
AMT (AGM), 5.00%, 6/15/37	1,250	1,293,113

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	29

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Transportation (continued)
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	$7,500	$8,431,950
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	1,510	1,660,985
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (e)	6,740	2,524,669
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (e)	2,225	964,760
Sub-Series A, 6.00%, 12/01/20 (b)	1,200	1,232,676
Sub-Series A, 5.13%, 12/01/26	1,285	1,469,140
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	4,730	5,548,574
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	3,140	3,629,118
5.00%, 6/01/29	4,155	4,793,582

		57,155,392
Utilities — 5.1%
City of Philadelphia Pennsylvania Gas Works, RB:
9th Series, 5.25%, 8/01/40	3,300	3,710,553
12th Series B (NPFGC), 7.00%, 5/15/20 (d)	735	837,731
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 8/01/30	1,200	1,424,724
5.00%, 8/01/31	900	1,063,062
5.00%, 8/01/32	1,200	1,412,088
5.00%, 8/01/33	600	703,926
5.00%, 8/01/34	1,050	1,228,175
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	1,450	1,585,705
Series C (AGM), 5.00%, 8/01/40	2,650	2,995,507
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	2,090	2,465,197
County of Allegheny Pennsylvania Sanitary Authority, Refunding RB, Sewer Improvement (AGM), 5.00%, 6/01/40	1,000	1,141,980
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	980	1,142,837
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	3,895	4,303,079

		24,014,564
Total Municipal Bonds in Pennsylvania		396,609,179

Puerto Rico — 0.7%
Tobacco — 0.7%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	3,175	3,167,031
Total Municipal Bonds — 84.7%		399,776,210

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Pennsylvania — 22.3%
Education — 3.4%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	$9,280	$11,258,032
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	4,448	4,928,366

		16,186,398
Health — 11.2%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A-3, 5.50%, 11/01/31	10,000	11,367,200
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	7,460	8,197,346
Series A, 5.25%, 6/01/39	5,997	6,598,302
Series A-1, 5.13%, 6/01/41	12,570	14,074,126
Pennsylvania Economic Development Financing Authority, RB, UPMC, Series B, 4.00%, 3/15/40	2,000	2,116,060
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	9,380	10,655,774

		53,008,808
Housing — 1.4%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 115A, AMT, 4.20%, 10/01/33	6,250	6,660,688
State — 6.3%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 3/15/28	10,797	11,886,415
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 6/01/44	5,000	5,748,750
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	11,000	12,019,260

		29,654,425
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.3%		105,510,319
Total Long-Term Investments (Cost — $460,851,006) — 107.0%		505,286,529

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.21% (g)(h)	17,018,931	17,018,931
Total Short-Term Securities (Cost — $17,018,931) — 3.6%		17,018,931
Total Investments (Cost — $477,869,937) — 110.6%		522,305,460
Liabilities in Excess of Other Assets — (0.1)%		(362,194)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.5)%		(49,667,082)

Net Assets — 100.0%		$472,276,184

See Notes to Financial Statements.

30	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

Notes to Schedule of investments

(a)	Variable rate security. Rate as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended May 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2015	Net Activity	Shares Held at May 31, 2016	Value at May 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	17,018,931	17,018,931	$17,018,931	$2,379
BlackRock Pennsylvania Municipal Money Fund, Institutional Class	19,988,823	(19,988,823)	—	—	619
Total				$17,018,931	$2,998

(h) Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(30)	5-Year U.S. Treasury Note	September 2016	$3,603,516	$(3,049)
(32)	10-Year U.S. Treasury Note	September 2016	$4,150,000	950
(14)	Long U.S. Treasury Bond	September 2016	$2,286,375	(2,217)
(4)	Ultra U.S. Treasury Bond	September 2016	$700,500	590
Total				$(3,726)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,540	—	$1,540

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$5,266	—	$5,266

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(315,466)	—	$(315,466)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$79,180	—	$79,180

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	31

Schedule of Investments (concluded)	BlackRock Pennsylvania Municipal Bond Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$16,022,463

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]		$505,286,529	—	$505,286,529
Short-Term Securities	$17,018,931	—	—	17,018,931

Total	$17,018,931	$505,286,529	—	$522,305,460

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$1,540	—	—	$1,540
Liabilities:
Interest rate contracts	(5,266)	—	—	(5,266)

Total	$(3,726)	—	—	$(3,726)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$132,750	—	—	$132,750
Liabilities:
TOB Trust Certificates	—	$(49,626,645)	—	(49,626,645)

Total	$132,750	$(49,626,645)	—	$(49,493,895)

During the year ended May 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

32	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments May 31, 2016	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Services & Supplies — 0.1%
Wesleyan University, 4.78%, 7/01/16	$3,275	$3,328,278
Diversified Financial Services — 0.1%
Western Group Housing LP, 6.75%, 3/15/57 (a)	5,000	6,153,950
Health Care Providers & Services — 0.2%
AHS Hospital Corp., 5.02%, 7/01/45	10,000	10,590,590
Pharmaceuticals — 0.2%
AbbVie, Inc., 4.45%, 5/14/46	8,005	7,946,419
Total Corporate Bonds — 0.6%		28,019,237

Municipal Bonds
Alabama — 0.6%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 6/01/35	1,200	1,237,272
5.75%, 6/01/45	2,145	2,198,260
6.00%, 6/01/50	2,700	2,798,577
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D:
7.00%, 10/01/51	3,000	3,747,420
6.50%, 10/01/53	15,110	18,315,889

		28,297,418
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	2,925	2,941,000
5.00%, 6/01/46	4,500	4,278,870

		7,219,870
Arizona — 1.8%
Arizona Department of Transportation State Excise Tax Fund Revenue, Refunding RB, 5.00%, 7/01/22	8,125	9,851,481
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB:
5.00%, 7/01/29	5,000	6,173,200
5.00%, 7/01/32	5,000	6,114,350
Series A, 5.00%, 7/01/25	5,500	6,640,095
Arizona Health Facilities Authority, Refunding RB:
5.00%, 12/01/39	5,000	5,802,350
Banner Health, Series B, 1.23%, 1/01/37 (b)	10,000	9,076,100
Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	5,800	6,387,424
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Junior Lien, Series B:
5.00%, 7/01/18	7,620	8,281,492
5.00%, 7/01/20	5,000	5,778,650
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Project, Series A (a):
6.50%, 7/01/34	965	1,137,484
6.75%, 7/01/44	1,690	2,017,235
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	2,795	2,968,821
Basis Schools, Inc. Projects, 5.00%, 7/01/45	6,155	6,428,836
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	1,775	1,886,772
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46	1,950	2,036,307
Legacy Traditional School Projects, 5.00%, 7/01/35	2,205	2,321,666
Legacy Traditional School Projects, 5.00%, 7/01/45	1,495	1,555,832

		84,458,095

Municipal Bonds	Par (000)	Value
Arkansas — 0.1%
State of Arkansas, GO, Federal Highway GANs, 5.00%, 10/01/18	$5,000	$5,482,000
California — 11.2%
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	6,246,100
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50	6,240	9,535,968
California County Tobacco Securitization Agency, RB, Asset-Backed, Series A:
Alameda County Securitization Corp., 6.00%, 6/01/42	885	888,531
Los Angeles County Securitization Corp., 5.25%, 6/01/21	3,360	3,427,166
California Health Facilities Financing Authority, Refunding RB, Children’s Hospital Los Angeles, 4.50%, 7/01/23	10,000	10,883,300
California Municipal Finance Authority, RB:
Caritas Affordable Housing Inc., 5.88%, 8/15/49	1,000	1,118,840
Sycamore Academy Project, 5.38%, 7/01/34 (a)	1,000	1,043,210
Sycamore Academy Project, 5.63%, 7/01/44 (a)	2,760	2,880,888
Urban Discovery Academy Project, 6.00%, 8/01/44 (a)	330	351,879
Urban Discovery Academy Project, 6.13%, 8/01/49 (a)	285	304,198
Vista Charter Middle School, 6.00%, 7/01/44	1,960	2,102,394
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT (a):
5.00%, 7/01/37	5,000	5,534,550
5.00%, 11/21/45	10,000	11,010,800
California School Finance Authority, RB, Alta Public Schools Project, Series A (a):
6.50%, 11/01/34	1,015	1,065,862
6.75%, 11/01/45	1,395	1,476,956
California State Public Works Board, Refunding RB, Series F, 5.00%, 5/01/25	5,090	6,448,674
California Statewide Communities Development Authority, RB:
5.00%, 2/01/45	10,000	11,436,900
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41 (a)	5,710	6,340,898
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46 (a)	7,615	8,429,501
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (a)	22,840	25,675,129
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44	1,250	1,335,350
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 5/01/37	585	592,593
Series A, 6.00%, 5/01/43	3,800	3,862,890
Series B, 6.00%, 5/01/37	265	269,386
Series B, 6.00%, 5/01/43	7,425	7,498,285
Chabot-Las Positas Community College District, GO, Refunding, 2016 Crossover, 5.00%, 8/01/29	5,000	5,958,750
City & County of San Francisco California Airport Commission-San Francisco International Airport, Refunding RB, Series G, 5.25%, 5/01/25	5,000	5,978,950

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	33

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
City & County of San Francisco California Unified School District, GO, Refunding, 5.00%, 6/15/20	$5,000	$5,780,300
City of Irvine California, Community Facilities District No. 2013-3, Great Park Improvement Area No. 1, 5.00%, 9/01/49	1,500	1,690,965
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, 6.60%, 7/01/50	5,200	7,887,360
City of Los Angeles California Department of Airports, RB, AMT, Sub-Series A (c):
5.00%, 5/15/28	5,000	6,147,700
5.00%, 5/15/32	5,000	6,047,850
City of San Francisco California Public Utilities Commission Wastewater Revenue, RB, Green Bond, Series A:
5.00%, 10/01/31	7,840	9,780,243
5.00%, 10/01/32	8,590	10,674,707
City of San Jose California, ARB, AMT, Series A (AMBAC), 5.00%, 3/01/37	10,000	10,291,100
City of San Jose California Airport Revenue, Refunding ARB, AMT, Series A, 5.00%, 3/01/23	5,185	6,175,335
County of California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 6/01/46	21,800	22,101,930
5.60%, 6/01/36	8,150	8,262,633
County of Sonoma California, Refunding RB, Pension Obligation, Series A, 6.00%, 12/01/29	3,400	4,178,974
East Side Union High School District, GO, Refunding, Series B (NPFGC), 5.25%, 2/01/26	5,000	6,432,650
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A, 6.00%, 1/15/49	3,770	4,484,453
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	28,770	29,092,224
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 7/01/25	5,000	6,449,000
Los Angeles Unified School District, GO, Refunding:
5.00%, Series A, 7/01/21	5,000	5,953,250
5.00%, Series B, 7/01/18	10,000	10,876,800
Marin Community College District, GO, Election 2004, Series B, 5.00%, 8/01/19 (d)	10,000	11,292,600
Orange County Sanitation District, Refunding RB, Series A, 5.00%, 2/01/35	5,840	7,251,002
Port of Oakland California, Refunding RB, AMT, Series O, 5.00%, 5/01/23	5,890	6,828,218
Regents of the University of California Medical Center Pooled Revenue, RB, Build America Bonds, Series H, 6.40%, 5/15/31	7,500	9,636,300
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series B (NPFGC), 0.98%, 12/01/35 (b)	7,700	7,138,670
San Diego Public Facilities Financing Authority, Refunding RB:
Ballpark, 5.00%, 10/15/24	5,000	6,214,900
Sewer Revenue, Series B, 5.00%, 5/15/19	10,000	11,202,600
Water Revenue, Series B, 5.00%, 8/01/17 (c)	10,000	10,477,600
Water Revenue, Series B, 5.00%, 8/01/18 (c)	10,000	10,872,900
State of California, GO, Build America Bonds, Various Purposes, 7.60%, 11/01/40	7,125	11,129,393
State of California, GO, Refunding:
5.00%, 8/01/18	5,000	5,449,150
5.00%, 9/01/21	5,000	5,949,650
5.00%, 9/01/22	5,000	6,083,500

Municipal Bonds	Par (000)	Value
California (continued)
State of California, GO, Refunding (continued):
5.00%, 8/01/23	$5,000	$6,192,150
5.00%, 9/01/25	5,000	6,377,150
5.00%, 9/01/26	5,000	6,440,850
3.75%, 12/01/35	5,000	5,309,500
Series B, 5.00%, 9/01/21	10,000	11,899,300
Various Purposes, 5.00%, 10/01/37	5,000	6,047,800
State of California Department of Water Resources Power Supply Revenue, Refunding RB, Series L, 5.00%, 5/01/17	5,015	5,217,004
State of California Public Works Board, LRB, Various Capital Projects, Series A, 5.00%, 4/01/37	5,000	5,789,050
Stockton Unified School District, GO, Refunding, 5.00%, 8/01/27	5,000	6,207,700
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	12,735	12,733,854
5.13%, 6/01/46	7,440	7,439,330
University of California, RB, General:
Series AQ, 4.77%, 5/15/15	4,800	4,972,224
Taxable, Series AD, 4.86%, 5/15/12	4,231	4,513,504
University of California, Refunding RB, General:
Series AI, 5.00%, 5/15/38	5,330	6,368,657
Taxable, Series AJ, 4.60%, 5/15/31	4,475	5,115,238

		514,155,216
Colorado — 1.5%
Arapahoe County School District No. 5 Cherry Creek, GO, Refunding, 5.00%, 12/15/18	10,000	11,050,200
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	1,825	1,862,157
City & County of Denver Colorado, Refunding ARB, Special Facilities, United Airlines Project, Series A, AMT, 5.75%, 10/01/32	5,000	5,238,300
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Series A, 5.00%, 11/15/21	10,000	11,730,200
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23 (a)	1,000	1,031,190
Colorado Educational & Cultural Facilities Authority, RB, Charter Littleton Preparatory School, 5.00%, 12/01/22	165	179,178
Colorado Educational & Cultural Facilities Authority, Refunding RB:
5.00%, 11/01/44	885	920,719
5.13%, 11/01/49	765	791,500
University Lab School Project, 5.00%, 12/15/45 (a)	2,500	2,609,825
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series A, 5.00%, 2/01/21	5,000	5,795,950
Catholic Health Initiatives, Series A, 5.25%, 2/01/31	10,000	11,250,800
Children’s Hospital Colorado Project, Series C, 5.00%, 12/01/31	5,000	6,109,850
NCMC, Inc. Project, 5.00%, 5/15/28	5,000	6,153,200
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	3,520	3,807,056

		68,530,125
Connecticut — 0.6%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	8,840	8,879,338

See Notes to Financial Statements.

34	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Connecticut (continued)
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (a)	$8,035	$8,251,704
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C (a):
5.75%, 2/01/24	3,320	3,362,795
5.75%, 2/01/25	3,755	3,782,674
6.25%, 2/01/30	4,930	5,035,946

		29,312,457
Delaware — 0.5%
State of Delaware, GO, Refunding, Series C:
5.00%, 3/01/22	8,990	10,890,127
5.00%, 3/01/23	8,625	10,676,801

		21,566,928
District of Columbia — 0.8%
Metropolitan Washington Airports Authority, ARB, AMT, Series B (AMBAC), 5.00%, 10/01/21	10,000	10,521,800
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Build America Bonds, 7.46%, 10/01/46	5,000	7,497,150
Metropolitan Washington Airports Authority, Refunding ARB, AMT, Series A:
5.00%, 10/01/24	5,000	6,127,700
5.00%, 10/01/30	5,000	5,919,400
Dulles Toll Road Revenue, Dulles Metrorail Project, 5.00%, 10/01/53	5,000	5,488,650

		35,554,700
Florida — 4.3%
Babcock Ranch Community Independent Special District, Special Assessment Bonds:
4.75%, 11/01/26	400	403,616
5.00%, 11/01/31	500	505,970
5.25%, 11/01/46	3,500	3,538,990
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project:
1st Mortgage, Series A, 8.00%, 1/01/34 (e)(f)	550	475,057
1st Mortgage, Series A, 8.25%, 1/01/44 (e)(f)	940	812,677
1st Mortgage, Series A, 8.25%, 1/01/49 (e)(f)	3,010	2,603,108
Series A, 5.75%, 1/01/50	395	395,012
Series B, 7.00%, 1/01/35 (g)	1,390	1,389,819
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 5/01/24	375	384,941
5.00%, 5/01/34	750	770,190
5.13%, 5/01/45	1,030	1,059,231
Charlotte County Industrial Development Authority, RB, AMT, Town & Country Utilities Project, 5.50%, 10/01/36 (a)	3,500	3,545,605
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,245,340
County of Brevard Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/31	5,000	5,719,750
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project (a):
Series A, 8.25%, 5/15/49	1,000	1,198,780
Series B-2, 6.50%, 5/15/20	3,500	3,506,230
County of Miami-Dade Florida, GO, Refunding, Series A:
5.00%, 7/01/23	5,000	6,145,450
5.00%, 7/01/24	5,000	6,243,350
5.00%, 7/01/29	5,980	7,474,462
5.00%, 7/01/34	10,000	12,235,800
5.00%, 7/01/35	10,000	12,176,000

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, GO, Refunding, Series A (continued):
5.00%, 7/01/36	$5,000	$6,063,200
5.00%, 7/01/38	5,000	6,043,450
County of Miami-Dade Florida Aviation Revenue, Refunding RB:
AMT, Series A, 5.00%, 10/01/36	5,000	5,744,200
Series C, 5.25%, 10/01/24	10,000	10,531,500
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series B, 5.07%, 4/01/50	6,125	6,921,189
County of Miami-Dade Florida IDA, RB, Series A, 5.00%, 6/01/48	5,000	5,324,200
County of Miami-Dade Florida Seaport Department, RB, AMT, Series B, 5.00%, 10/01/22	1,995	2,337,003
County of Miami-Dade Florida Seaport Department, Refunding RB, AMT, Series D, 5.00%, 10/01/22	1,305	1,528,716
County of Orange Florida Health Facilities Authority, RB, 1st Mortgage Lutheran Tower Project, 5.50%, 7/01/38	1,000	1,017,520
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 8/01/26	3,965	4,652,491
5.00%, 8/01/28	5,000	5,795,550
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 6/01/49	1,000	1,232,870
Crossings at Fleming Island Community Development District, Refunding, Special Assessment Bonds, 6.50%, 5/01/44	2,475	2,564,521
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	365	379,016
6.00%, 6/15/34	440	459,061
6.13%, 6/15/44	1,705	1,765,596
Florida Higher Educational Facilities Financial Authority, Refunding RB, 5.00%, 4/01/27	6,155	7,119,981
Florida Municipal Power Agency, Refunding RB, Series A, 5.00%, 10/01/21	5,000	5,895,000
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.25%, 5/01/25	730	764,763
4.88%, 5/01/35	1,210	1,263,494
4.88%, 5/01/45	2,420	2,505,741
Village of Lakewood Ranch Sector Projects, 4.00%, 5/01/21	1,470	1,504,898
Village of Lakewood Ranch Sector Projects, 4.25%, 5/01/26	1,200	1,227,288
Village of Lakewood Ranch Sector Projects, 5.00%, 5/01/36	3,385	3,499,887
Village of Lakewood Ranch Sector Projects, 5.13%, 5/01/46	6,735	6,998,002
Mid-Bay Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,747,100
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series B, 5.00%, 5/01/37	1,870	1,995,926
State of Florida Board of Public Education, GO, Refunding, Board of Public Education, Capital Outlay, Series A, 5.00%, 6/01/18	7,750	8,396,660
State of Florida Department of Transportation, RB, 5.00%, 7/01/36	5,000	5,967,800
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (e)(f)	150	104,999

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	35

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Florida (continued)
Tolomato Community Development District, Refunding, Special Assessment:
Convertible CAB, Bonds, Series A2, 0.00%, 5/01/39 (g)	$150	$120,404
Convertible CAB, Bonds, Series A3, 0.00%, 5/01/40 (g)	360	216,032
Convertible CAB, Bonds, Series A4, 0.00%, 5/01/40 (g)	190	84,470
Bonds, Series 2, 0.00%, 5/01/40 (g)	490	256,809
Series A, 6.38%, 5/01/17	110	110,036
Tolomato Community Development District:
Bonds, Series 1, 0.00%, 5/01/40 (g)	800	495,488
Bonds, Series 3, 6.61%, 5/01/40 (e)(f)	535	5
Series 1, 6.38%, 5/01/17 (e)(f)	5	5,037
Series 3, 6.38%, 5/01/17 (e)(f)	425	4
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 5/01/35	2,355	2,391,361
5.63%, 5/01/45	3,750	3,800,962
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36 (a)	1,500	1,639,275
Village Community Development District No. 10, Special Assessment Bonds, Sumter County, 4.50%, 5/01/23	2,705	2,992,947

		200,293,830
Georgia — 1.2%
Georgia State Road & Tollway Authority, Refunding RB, 5.00%, 6/01/18	5,000	5,402,650
Gwinnett County School District, GO:
5.00%, 8/01/20	5,000	5,809,650
5.00%, 8/01/21	5,000	5,967,900
State of Georgia, GO:
Series A-1, 5.00%, 2/01/22	6,230	7,523,659
Refunding Series C, 5.00%, 10/01/20	5,000	5,836,700
Refunding Series C, 5.00%, 10/01/21	10,000	11,983,000
Refunding Series I, 5.00%, 7/01/18	5,000	5,436,250
Refunding Series I, 5.00%, 7/01/20	5,000	5,796,050

		53,755,859
Guam — 0.1%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	470	520,262
7.00%, 11/15/19 (d)	2,390	2,879,711

		3,399,973
Hawaii — 1.1%
State of Hawaii, GO, Refunding:
Series EA, 5.00%, 12/01/21	5,150	6,166,301
Series FE, 5.00%, 10/01/25	5,000	6,392,300
Series FE, 5.00%, 10/01/27	5,000	6,430,300
State of Hawaii, GO, Series FB:
5.00%, 4/01/20	5,000	5,724,850
5.00%, 4/01/21	5,000	5,874,150
5.00%, 4/01/22	5,000	6,028,200
5.00%, 4/01/23	5,000	6,149,900
University of Hawaii, Refunding RB, 5.00%, 10/01/29	5,000	6,274,400

		49,040,401
Illinois — 1.4%
Chicago Transit Authority, RB, Pension Funding:
Series A, 6.90%, 12/01/40	3,050	3,834,643
Series B, 6.90%, 12/01/40	3,200	4,023,232
City of Chicago Illinois, GO, Refunding:
Series A, 5.00%, 1/01/35	5,000	4,963,900
Series C, 5.00%, 1/01/40	5,000	4,924,900

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois, GO:
Series B, 7.75%, 1/01/42	$5,000	$5,006,350
Taxable Project, Recovery Zone, Series D, 6.26%, 1/01/40	2,500	2,167,325
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	1,000	1,076,030
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,500	2,665,275
Mercy Health System Obligation, 5.00%, 12/01/21	5,000	5,896,900
Mercy Health System Obligation, 5.00%, 12/01/23	6,215	7,525,557
Railsplitter Tobacco Settlement Authority, RB, 6.25%, 6/01/24	3,000	3,014,310
State of Illinois, GO, Refunding, 5.00%, 8/01/17	5,000	5,210,500
State of Illinois, GO, Series A, 4.00%, 1/01/17	12,935	13,146,358

		63,455,280
Indiana — 0.3%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A, 7.13%, 11/15/42	2,000	2,264,940
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	715	833,955
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.25%, 1/01/51	5,000	5,485,400
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	3,025	3,015,864

		11,600,159
Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	19,645	20,248,298
5.50%, 12/01/22	2,500	2,593,075
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project, 5.00%, 9/01/20	1,000	1,069,310
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	6,510	6,526,861
Series C, 5.50%, 6/01/42	2,000	1,999,720
Series C, 5.63%, 6/01/46	4,960	4,953,552

		37,390,816
Kentucky — 0.1%
Counties of Louisville & Jefferson Kentucky Metropolitan Government, RB, Norton Healthcare Obligated Group, 5.00%, 10/01/27	5,000	5,977,800
Louisiana — 0.1%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (a)	5,920	6,302,432
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, Refunding RB, Bowdoin College, Series A, 5.00%, 7/01/39	5,000	5,554,950
Maryland — 1.2%
County of Anne Arundel Maryland Consolidated, Special Tax District, Villages at Two Rivers Project:
5.13%, 7/01/36	600	624,330
5.25%, 7/01/44	1,220	1,267,141
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,850	3,245,409

See Notes to Financial Statements.

36	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Maryland (continued)
County of Harford Maryland, GO, Refunding, Series B, 5.00%, 2/01/20	$5,460	$6,249,243
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	1,170	1,273,194
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,140	1,104,010
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Western Maryland Health System, 5.00%, 7/01/18	6,195	6,716,681
State of Maryland, GO, Refunding:
2nd Series C, 5.00%, 8/01/21	9,000	10,742,220
State & Local Facilities Loan, 5.00%, 8/01/21	5,000	5,967,900
State of Maryland, GO, Series A, 5.00%, 3/01/21	6,695	7,900,167
University System of Maryland, RB, Series A:
5.00%, 4/01/20	5,040	5,789,045
5.00%, 4/01/21	5,295	6,245,240

		57,124,580
Massachusetts — 3.1%
City of Springfield Massachusetts, GO, Refunding (AGM), 5.00%, 8/01/18	5,000	5,144,050
Commonwealth of Massachusetts, GO, Refunding:
5.00%, 7/01/21	5,000	5,939,650
5.00%, 7/01/22	5,000	6,080,300
Series D, 5.50%, 8/01/18	5,450	5,998,815
Commonwealth of Massachusetts, GO, Series A:
5.00%, 3/01/22	5,000	6,028,400
5.00%, 3/01/23	5,000	6,174,300
Commonwealth of Massachusetts, RB, Accelerated Bridge Program, Series A, 5.00%, 6/15/27	5,000	6,212,100
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, Rail Enhancement Folder, 5.00%, 6/01/22	5,000	6,086,600
Massachusetts Clean Water Trust, Refunding RB:
5.00%, 8/01/18	5,400	5,888,592
State Water Pollution Abatement, 5.00%, 8/01/21	5,000	5,967,900
State Water Pollution Abatement, 5.00%, 8/01/22	5,000	6,103,350
Massachusetts Development Finance Agency, Refunding RB:
Caregroup, Series H-1, 5.00%, 7/01/23	5,000	6,068,850
Caregroup, Series H-1, 5.00%, 7/01/24	5,000	6,160,550
Caregroup, Series H-1, 5.00%, 7/01/25	5,000	6,200,400
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	2,000	2,010,760
Massachusetts Educational Financing Authority, RB, AMT:
Issue I, 5.00%, 1/01/24	5,000	5,798,600
Series A, 5.00%, 1/01/22	10,000	11,322,900
Massachusetts Port Authority, RB, Delta Air Lines, Inc. Project, Series A, AMT (AMBAC), 5.00%, 1/01/27	1,000	1,003,940
Massachusetts State College Building Authority, Refunding RB, Series A, 5.00%, 5/01/37	5,000	6,015,600
Massachusetts Water Resources Authority, Refunding RB, General, Series A (AGM), 4.50%, 2/01/17 (d)	20,000	20,517,800
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.00%, 7/01/41	10,000	11,553,000

		142,276,457

Municipal Bonds	Par (000)	Value
Michigan — 1.2%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Water & Sewerage Department:
Senior Lien, Series A, 5.00%, 7/01/23	$6,410	$7,492,264
Series D (AGM), 1.02%, 7/01/32 (b)	5,000	4,516,600
Michigan Finance Authority, RB, Beumont Health Credit Group, Series A, 5.00%, 11/01/44	9,750	11,408,865
Michigan Finance Authority, Refunding RB:
Government Loan Program, Series C, 5.00%, 7/01/34	4,000	4,638,760
Government Loan Program, Series C, 5.00%, 7/01/35	4,000	4,621,520
Local Government Loan Program, Series B, 5.00%, 7/01/44	5,000	5,632,650
Student Loan Refunding, AMT, Series 25-A, 5.00%, 11/01/21	4,090	4,633,643
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 6/01/34	11,095	10,586,183
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 6/01/42	2,375	2,449,290

		55,979,775
Minnesota — 3.6%
Bloomington Minnesota Independent School District No. 271, GO, Refunding, Series A:
5.00%, 2/01/21	5,490	6,442,076
5.00%, 2/01/22	5,000	6,010,900
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project:
5.50%, 7/01/35	665	684,112
5.50%, 7/01/40	750	762,832
5.75%, 7/01/46	1,220	1,252,367
City of Deephaven Minnesota, Refunding RB, Series A, 5.50%, 7/01/50	2,500	2,682,700
County of Hennepin Minnesota, GO, Refunding, Series B, 5.00%, 12/01/18	6,470	7,137,833
Elk River Minnesota Independent School District No. 728, GO, Refunding, Series C:
5.00%, 2/01/20	8,090	9,235,787
5.00%, 2/01/21	8,480	9,942,122
Lakeville Independent School District No. 194, GO, Refunding, School Building, Series A:
5.00%, 2/01/23	5,000	6,130,700
5.00%, 2/01/24	5,000	6,242,600
Minneapolis Minnesota Special School District No. 1, COP, Series D, 5.00%, 2/01/18	5,000	5,345,750
Rosemount-Apple Valley-Eagan Minnesota Independent School District No. 196, GO, Series A:
5.00%, 2/01/20	5,000	5,717,850
5.00%, 2/01/21	5,000	5,874,550
5.00%, 2/01/22	5,000	6,020,000
5.00%, 2/01/23	5,000	6,148,550
5.00%, 2/01/24	5,000	6,263,100
5.00%, 2/01/25	5,000	6,358,500
South Washington County Independent School District No. 833, GO, Refunding, School Building, Series B:
5.00%, 2/01/24	5,000	6,230,300
5.00%, 2/01/25	5,000	6,321,550
State of Minnesota, GO, Refunding, Series D:
5.00%, 8/01/21	10,000	11,941,300
5.00%, 8/01/24	5,000	6,351,650
State of Minnesota, GO:
Series B, 5.00%, 8/01/20	10,000	11,620,100
Trunk Highway, Series B, 5.00%, 8/01/21	6,850	8,176,023
Various Purpose, Series A, 5.00%, 8/01/19	5,000	5,635,150

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	37

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Minnesota (continued)
Stillwater Minnesota Independent School District No. 834, GO, Series A:
5.00%, 2/01/25	$5,000	$6,178,800
5.00%, 2/01/26	5,000	6,138,500
Woodbury Housing & Redevelopment Authority, RB, St. Therese of Woodbury, 5.00%, 12/01/34	1,200	1,254,936

		168,100,638
Missouri — 1.4%
City of Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church (a):
5.75%, 11/15/36	8,380	8,545,589
6.00%, 11/15/46	5,970	6,141,041
6.00%, 11/15/51	3,360	3,425,654
County of Jackson Missouri, Refunding RB, Truman Sports Complex Project:
5.00%, 12/01/20	5,000	5,820,700
5.00%, 12/01/22	5,000	6,079,650
County of Saint Louis Missouri IDA, Refunding RB, Nazareth Living Center Project, 5.13%, 8/15/45	1,800	1,857,870
Missouri Highway & Transportation Commission, Refunding RB:
5.00%, 2/01/19	6,400	7,097,536
Series A, 5.00%, 5/01/21	10,000	11,856,300
Series A, 5.00%, 5/01/22	5,000	6,074,700
State Louis County Reorganized School District No. R-6, GO, Refunding, 5.00%, 2/01/21	7,400	8,699,958

		65,598,998
Nebraska — 0.1%
Public Power Generation Agency, Refunding RB, 5.00%, 1/01/34	5,000	5,970,100
Nevada — 2.9%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 6/01/40	9,095	8,956,938
County of Clark Nevada, GO, Refunding, Series A, 5.00%, 11/01/20	10,000	11,639,000
County of Clark Nevada Department of Aviation, Refunding RB, AMT, Series B, 5.00%, 7/01/17	10,000	10,435,400
County of Clark Nevada School District, GO, Refunding, Series A:
5.00%, 6/15/21 (c)	13,785	16,225,772
5.00%, 6/15/22 (c)	10,000	12,007,300
5.00%, 6/15/23 (c)	15,000	18,301,950
5.00%, 6/15/24 (c)	14,020	17,311,335
5.00%, 6/15/27	10,000	12,448,700
County of Clark Nevada Water Reclamation District, GO, 5.63%, 7/01/18 (d)	10,730	11,797,421
Las Vegas Special Improvement District 607, Refunding, Special Assessment, Local Improvement:
5.00%, 6/01/23	400	437,744
5.00%, 6/01/24	280	308,736
Nevada System of Higher Education, Refunding RB, Series B, 5.00%, 7/01/18	5,000	5,437,350
State of Nevada Highway Improvement Revenue, Refunding RB, Motor Vehicle Fuel Tax, 5.00%, 12/01/28	5,000	6,349,100

		131,656,746
New Hampshire — 0.3%
New Hampshire State Turnpike System, RB, Series A:
5.00%, 10/01/20	5,000	5,798,700
5.00%, 10/01/21	5,000	5,931,700

		11,730,400

Municipal Bonds	Par (000)	Value
New Jersey — 3.8%
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	$7,105	$7,261,878
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,713,585
New Jersey EDA, RB:
Goethals Bridge Replacement Project, Private Activity Bond, AMT, 5.38%, 1/01/43	6,825	7,866,973
Leap Academy Charter School, Series A, 6.00%, 10/01/34	280	291,320
Leap Academy Charter School, Series A, 6.20%, 10/01/44	230	238,604
Leap Academy Charter School, Series A, 6.30%, 10/01/49	375	388,950
New Jersey EDA, Refunding RB:
5.00%, 6/15/19	5,000	5,397,600
School Facilities Construction, Series II, 5.00%, 3/01/23	5,000	5,455,000
Series A, 5.00%, 6/15/18	5,000	5,293,950
Series A, 5.00%, 6/15/19	5,000	5,386,450
Series A, 5.00%, 6/15/20	5,000	5,432,100
New Jersey Educational Facilities Authority, Refunding RB, Princeton University, Series A, 5.00%, 7/01/22	5,000	6,108,200
New Jersey Health Care Facilities Financing Authority, RB, Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/22	1,010	1,209,596
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A, St. Barnabas Health Care:
5.00%, 7/01/25	1,000	1,172,590
5.00%, 7/01/23	1,100	1,308,604
5.00%, 7/01/24	3,100	3,661,317
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT (c):
5.00%, 12/01/21	5,140	5,827,526
5.00%, 12/01/22	5,000	5,722,200
5.00%, 12/01/23	5,000	5,778,200
New Jersey Transportation Trust Fund Authority, Refunding RB:
(NPFGC), 5.25%, 12/15/21	6,090	6,939,738
Series A, 5.00%, 12/15/17	10,000	10,525,300
State of New Jersey, GO, Refunding, Series T, 5.00%, 6/01/22	24,005	27,910,614
Tobacco Settlement Financing Corp., New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	6,940	7,054,510
5.00%, 6/01/29	2,840	2,867,832
5.00%, 6/01/41	46,385	44,856,151

		175,668,788
New Mexico — 0.2%
State of New Mexico Severance Tax Permanent Fund, RB, Series B, 5.00%, 7/01/18	10,525	11,418,151
New York — 15.1%
Build NYC Resource Corp., RB, 5.00%, 11/01/39	2,500	2,655,050
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	5,000	5,159,650
City of New York New York Build Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	400	435,748
City of New York New York, GO, Refunding:
Series E, 5.00%, 8/01/17	25,000	26,265,500
Series E, 5.00%, 8/01/18	10,000	10,893,100
Series E, 5.00%, 8/01/24	5,000	5,609,050
Series I, 5.00%, 8/01/25	5,000	6,190,900

See Notes to Financial Statements.

38	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport Project, AMT, Series B, 2.00%, 8/01/28 (b)	$55,995	$56,081,792
City of New York New York Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/22	10,000	12,214,300
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (a)	35,000	36,915,550
5.00%, 6/01/42	28,915	28,501,226
5.00%, 6/01/45	10,630	10,406,876
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	13,320	12,778,675
County of Nassau New York, GO, Series B:
5.00%, 10/01/17	5,635	5,952,476
5.00%, 10/01/19	5,000	5,622,400
County of Nassau New York Tobacco Settlement Corp., Refunding RB:
Asset-Backed, Series A-3, 5.13%, 6/01/46	9,595	9,473,336
Series A1, 6.83%, 6/01/21	6,301	6,294,358
County of Suffolk New York, GO, Series C:
5.00%, 5/01/19	5,000	5,551,050
5.00%, 5/01/20	5,000	5,697,350
5.00%, 5/01/21	5,000	5,817,850
5.00%, 5/01/22	5,000	5,945,750
5.00%, 5/01/23	5,000	6,025,400
County of Westchester New York Industrial Development Agency, RB, Taxable, White Plains Facilities (ACA), 6.25%, 10/15/27	4,000	3,724,560
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/23	5,685	6,608,585
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	18,765	18,763,311
Long Island Power Authority, Refunding RB, General, Series B, 5.25%, 4/01/19 (h)	930	1,042,353
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/38	5,000	5,957,800
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project (a):
Class 1, 5.00%, 11/15/44	49,285	55,345,084
Class 2, 5.15%, 11/15/34	240	267,833
Class 2, 5.38%, 11/15/40	570	638,332
Class 3, 7.25%, 11/15/44	1,655	2,065,937
New York State Dormitory Authority, RB:
New York University Hospitals Center, Series A, 5.00%, 7/01/43	5,000	5,870,550
Series 2015B-A, 5.00%, 3/15/23	10,000	12,352,600
Series B, 5.00%, 3/15/21	10,000	11,757,000
Series B, 5.00%, 3/15/22	5,000	6,015,300
New York State Dormitory Authority, Refunding RB:
Icahn School of Medicine at Mt. Sinai, 5.00%, 7/01/25	5,000	6,219,150
Series A, 5.00%, 3/15/18	10,000	10,758,100
Series A, 5.00%, 3/15/21	10,000	11,797,900
St. John’s University, Series A, 5.00%, 7/01/32	5,000	6,019,000
Yeshiva University, 5.00%, 9/01/19 (d)	160	179,736
Yeshiva University, 5.00%, 9/01/38	755	759,892
New York State Thruway Authority, Refunding RB:
5.00%, 1/01/28	5,000	6,142,150
Series A, 5.00%, 5/01/19	10,000	11,140,900
New York State Urban Development Corp., RB:
Series A, 5.00%, 3/15/20	5,000	5,728,400
Series E, 5.00%, 3/15/23	5,000	6,136,300

Municipal Bonds	Par (000)	Value
New York (continued)
New York State Urban Development Corp., Refunding RB:
5.00%, 3/15/32	$10,000	$12,293,200
Personal Income Tax Revenue, Series A, 5.00%, 3/15/22	10,000	12,030,600
Personal Income Tax Revenue, Series A, 5.00%, 3/15/26	5,000	6,414,450
Series A, 5.00%, 3/15/34	5,000	5,985,100
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT (c):
5.00%, 7/01/34	10,000	11,526,700
5.00%, 7/01/41	15,000	16,909,350
5.00%, 7/01/46	20,000	22,454,800
5.25%, 1/01/50	15,000	17,094,300
New York Transportation Development Corp., Refunding RB, AMT, Terminal One Group Association L.P., 5.00%, 1/01/19	5,000	5,485,850
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (a)	1,000	1,022,490
Port Authority of New York & New Jersey, ARB, Consolidated, Series 192, 4.81%, 10/15/65	6,675	7,775,107
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
178th Series, 5.00%, 12/01/22	5,025	6,052,160
180th Series, 5.00%, 9/01/22	5,000	5,996,150
193rd Series, 5.00%, 10/15/19	9,375	10,540,031
193rd Series, 5.00%, 10/15/20	10,000	11,521,200
Sales Tax Asset Receivable Corp., Refunding RB, Series A:
5.00%, 10/15/22	5,245	6,442,853
5.00%, 10/15/24	5,000	6,377,900
5.00%, 10/15/25	5,000	6,345,450
State of New York Dormitory Authority, RB, New York University Hospitals Center, Series A, 5.00%, 7/01/20 (d)	1,725	1,995,894
State of New York Dormitory Authority, Refunding RB:
New York University, Series A, 5.00%, 7/01/42	5,000	5,789,900
Touro College & University, Series B, 5.75%, 1/01/29	1,700	1,748,552
State of New York Thruway Authority, Refunding RB, 5.00%, 1/01/31	5,000	6,050,350
Tobacco Settlement Financing Corp., Refunding RB, Series B, 5.00%, 6/01/21	105	105,415
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/22	5,000	6,122,500
TSASC, Inc., Refunding RB, Series 1:
5.00%, 6/01/26	7,000	7,015,050
5.00%, 6/01/34	8,150	8,109,821
Ulster Tobacco Asset Securitization Corp., RB:
6.00%, 6/01/40	1,040	1,040,354
CAB, 6.45%, 6/01/40	880	894,687
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	19,800	19,800,990

		696,719,364
North Carolina — 2.9%
County of Guilford North Carolina, GO, Refunding, Series A:
5.00%, 2/01/22	6,710	8,095,145
5.00%, 2/01/23	5,000	6,167,400
County of Wake North Carolina, Refunding RB, Series A (c):
5.00%, 12/01/22	5,000	6,100,250
5.00%, 12/01/24	5,000	6,307,800

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	39

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
North Carolina (continued)
County of Wake North Carolina, Refunding RB, Series A (c) (continued):
5.00%, 12/01/27	$5,000	$6,415,950
5.00%, 12/01/28	5,000	6,372,150
5.00%, 12/01/29	5,000	6,345,200
5.00%, 12/01/30	5,000	6,322,900
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 6/30/54	10,000	10,914,200
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/19 (d)	7,605	8,403,525
North Carolina Medical Care Commission, RB, 1st Mortgage, Galloway Ridge Project, Series A:
4.13%, 1/01/17	200	202,368
4.30%, 1/01/18	555	572,888
4.50%, 1/01/19	520	547,186
4.75%, 1/01/21	270	289,256
5.00%, 1/01/22	290	311,193
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 1/01/41	2,470	2,603,232
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	2,500	2,865,600
Vidant Health, 5.00%, 6/01/30	5,000	6,033,150
Vidant Health, 5.00%, 6/01/31	5,000	6,010,800
Vidant Health, 5.00%, 6/01/32	5,000	5,988,500
Vidant Health, 5.00%, 6/01/33	5,000	5,975,150
State of North Carolina, GO, Refunding:
Series A, 5.00%, 6/01/21	10,000	11,884,200
Series D, 4.00%, 6/01/21	10,000	11,394,000
State of North Carolina, GO, Series A, 5.00%, 6/01/18	5,000	5,419,650
Town of Mooresville North Carolina, Special Assessment Bonds, 5.38%, 3/01/40 (a)	2,100	2,172,534

		133,714,227
Ohio — 1.9%
American Municipal Power, Inc., RB, Build America Bonds, 6.05%, 2/15/43	6,135	7,565,007
American Municipal Power, Inc., Refunding RB, Prairie State Energy Campus Project, Series B, 5.00%, 2/15/34 (g)	5,000	5,516,500
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.88%, 6/01/47	35,250	34,280,625
6.50%, 6/01/47	2,500	2,543,750
County of Scioto Ohio, Refunding RB, Southern Ohio Medical Center, 5.00%, 2/15/28	5,030	6,165,321
Ohio University, RB, General Receipts, Athens, 5.59%, 12/01/14	5,900	6,947,545
State of Ohio, GO, Refunding, Series A, 5.00%, 12/15/24	5,000	6,353,950
State of Ohio, GO, Series C, 5.00%, 11/01/27	5,000	6,249,450
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 6/30/21	1,975	2,269,808
5.00%, 6/30/22	2,190	2,553,671
5.00%, 12/31/22	1,550	1,821,886
5.00%, 6/30/23	1,305	1,543,985
5.00%, 12/31/23	1,295	1,544,974

		85,356,472
Oklahoma — 0.5%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.00%, 4/01/23	940	948,817

Municipal Bonds	Par (000)	Value
Oklahoma (continued)
Tulsa Airports Improvement Trust, Refunding RB, American Airlines, Inc., AMT, 5.00%, 6/01/35 (b)	$17,820	$20,491,575

		21,440,392
Oregon — 2.4%
City of Portland Oregon, GO, Taxable Pension Obligation, Series D, 0.54%, 6/01/19 (b)	2,975	2,867,156
City of Portland Oregon Sewer System Revenue, Refunding RB, Series A, 5.00%, 6/01/21	10,000	10,000,000
City of Portland Oregon Sewer System Revenue, Refunding RB, Series A, 5.00%, 6/01/21	10,000	11,854,800
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	865	953,360
Metro Oregon, GO:
5.00%, 6/01/19	5,000	5,606,500
5.00%, 6/01/20	5,000	5,777,300
State of Oregon, GO, Article XI-Q, Series D, 5.00%, 5/01/41	5,000	6,106,500
State of Oregon, GO, Refunding:
Article XI-Q, Series F, 5.00%, 5/01/29	5,000	6,362,100
Article XI-Q, Series F, 5.00%, 5/01/34	5,000	6,236,100
Article XI-Q, Series F, 5.00%, 5/01/35	5,000	6,210,900
Article XI-Q, Series F, 5.00%, 5/01/39	8,350	10,222,571
Article XI-Q, Series G, 5.00%, 11/01/23	5,000	6,242,400
Series L, 5.00%, 11/01/19	5,000	5,682,700
Tri-County Metropolitan Transportation District, RB, Series A:
5.00%, 10/01/19	5,825	6,550,096
Capital Grant Receipt, 5.00%, 10/01/22	5,090	6,016,227
University of Oregon, RB, Series A, 5.00%, 4/01/46	10,000	12,109,000

		108,797,710
Pennsylvania — 1.5%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/21	5,000	5,806,900
City of Philadelphia Pennsylvania, Refunding RB, AMT, Series A, 5.00%, 6/15/18	5,000	5,391,000
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A:
5.63%, 7/01/36	4,045	4,467,864
5.63%, 7/01/42	1,675	1,843,404
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project, Series A:
5.00%, 12/01/22	895	967,048
5.00%, 12/01/23	985	1,066,184
5.00%, 12/01/24	1,035	1,117,479
5.00%, 12/01/25	750	808,793
5.25%, 12/01/45	1,500	1,552,170
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, St. Annes Retirement Community, 5.00%, 4/01/33	1,575	1,643,639
County of Montgomery Pennsylvania IDA, RB, New Hampshire School III Properties Project, 6.50%, 10/01/37	2,000	2,011,420
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 1/01/50	4,865	4,971,252
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	2,350	2,590,663

See Notes to Financial Statements.

40	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB:
Build America Bonds, Series B, 6.53%, 6/15/39	$5,000	$5,886,850
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/20	5,000	5,606,250
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/21	5,000	5,682,700
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/21	5,000	5,728,850
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/22	4,495	5,179,004
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,250	3,617,477
Susquehanna Area Regional Airport Authority, ARB, Series A, AMT, 5.00%, 1/01/27	3,100	3,444,348

		69,383,295
Puerto Rico — 0.3%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds, Series A, 0.00%, 5/15/50 (i)	38,615	3,508,173
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	6,735	4,546,529
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.13%, 7/01/24	2,820	1,929,783
6.00%, 7/01/38	6,155	4,167,981

		14,152,466
Rhode Island — 0.2%
State of Rhode Island, GO, Refunding Series C, 5.00%, 8/01/18	5,000	5,451,250
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 6/01/40	5,000	5,525,950

		10,977,200
South Carolina — 3.2%
Aiken County Consolidated School District, GO, Series A, 5.00%, 3/01/20	5,285	6,047,837
Charleston Educational Excellence Finance Corp., Refunding RB, Charleston County School District, 5.00%, 12/01/30	5,005	6,061,756
Clemson University, RB, Series B, 5.00%, 5/01/23	5,105	6,288,645
County of Charleston South Carolina, GO, Refunding, 5.00%, 11/01/23	5,000	6,270,350
County of Horry South Carolina School District, GO:
5.00%, 3/01/19	5,000	5,625,500
5.00%, 3/01/20	5,000	5,731,650
5.00%, 3/01/21	5,000	5,887,400
5.00%, 3/01/22	5,000	6,032,050
5.00%, 3/01/23	5,000	6,158,650
5.00%, 3/01/24	5,000	6,272,400
5.00%, 3/01/25	10,000	12,773,700
County of Horry South Carolina School District, RB:
5.00%, 3/01/19	3,330	3,692,337
5.00%, 3/01/20	4,360	4,977,202
5.00%, 3/01/21	8,840	10,355,264
5.00%, 3/01/22	9,510	11,402,871
5.00%, 3/01/25	9,320	11,766,127
County of York South Carolina, GO, 5.00%, 4/01/22	5,000	6,034,450
Richland County School District No. 2, GO, Refunding, Series A, 5.00%, 2/01/23	5,000	6,137,850

Municipal Bonds	Par (000)	Value
South Carolina (continued)
South Carolina Jobs, EDA, RB, Series A, 5.25%, 8/15/46 (a)	$1,580	$1,621,191
South Carolina State Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 1/01/50	3,710	5,212,698
State of South Carolina, GO, Refunding Series A, 5.00%, 8/01/20	10,000	11,619,300

		145,969,228
South Dakota — 0.1%
South Dakota Health & Educational Facilities Authority, RB, Sanford Health, 5.00%, 5/01/17 (d)	5,000	5,195,950
Tennessee — 0.2%
Metropolitan Government of Nashville & Davidson County, GO, Refunding Series A, 5.00%, 7/01/18	9,795	10,649,614
Texas — 7.5%
Arlington Higher Education Finance Corp., RB, Series A, 7.13%, 3/01/44	1,250	1,314,413
City of Austin Texas Water & Wastewater System Revenue, Refunding RB (c):
5.00%, 11/15/28	5,000	6,350,750
5.00%, 11/15/29	5,000	6,323,900
5.00%, 11/15/30	5,000	6,301,200
5.00%, 11/15/32	5,000	6,248,200
5.00%, 11/15/34	5,000	6,195,750
City of Houston Texas, GO, Refunding, Series A, 5.00%, 3/01/25	10,000	12,404,700
City of Houston Texas Airport System, ARB, Series B-1, AMT, 5.00%, 7/15/35	7,400	8,180,996
City of Houston Texas Airport System, Refunding ARB, AMT:
Series C, 5.00%, 7/15/20	15,950	17,640,700
Special Facilities, Continental Airlines, Inc., Series A, 6.50%, 7/15/30	1,000	1,164,480
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 7/15/38	3,000	3,481,740
Subordinate Lien, Series A, 5.00%, 7/01/23	5,000	5,889,650
United Airlines, Inc. Terminal E Project, 5.00%, 7/01/29	13,000	14,517,360
County of Fort Bend Texas, Refunding, GO, Series B (c):
5.00%, 3/01/23	5,065	6,183,909
5.00%, 3/01/27	6,680	8,423,480
5.00%, 3/01/28	7,020	8,803,922
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 5.75%, 1/01/28	500	568,140
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
1st Mortgage, Brazos Presbyterian Homes, Inc. Project, 4.00%, 1/01/23	1,325	1,389,859
Texas Children’s Hospital, 5.00%, 10/01/19	5,000	5,641,650
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	2,560	2,747,187
Dallas-Fort Worth International Airport, ARB, AMT:
Series A, 5.00%, 11/01/45	5,000	5,501,950
Series C, 5.13%, 11/01/43	10,000	11,432,400
Dallas-Fort Worth International Airport, Refunding ARB, Series D, AMT, 5.00%, 11/01/21	7,305	8,562,921
Decatur Hospital Authority, Refunding RB, 5.25%, 9/01/44	1,880	2,009,551

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	41

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Texas (continued)
Edinburg Texas Consolidated Independent School District, GO, Series B, School Building (PSF-GTD), 5.00%, 2/15/18 (d)	$12,100	$12,956,922
Houston Texas Independent School District, GO, Refunding, 5.00%, 2/15/18	5,000	5,360,950
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31 (a)	10,960	11,574,747
New Hope Texas Cultural Education Facilities Corp., RB, Wesleyan Homes, Inc. Project, 5.50%, 1/01/49	1,250	1,315,625
North Central Texas Health Facility Development Corp., Refunding RB, 5.00%, 8/15/32	5,015	5,856,868
Permanent University Fund, Refunding RB, Series B, 5.00%, 7/01/25	5,000	6,258,450
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22 (e)(f)	2,570	2,270,569
Spring Texas Independent School District, GO, Refunding (PSF-GTD), 5.00%, 8/15/19	6,240	7,029,110
State of Texas, GO, 5.00%, 4/01/22	8,370	10,101,669
State of Texas, Transportation Commission, GO, Refunding, 5.00%, 10/01/25	10,000	12,516,600
Texas City Industrial Development Corp., RB, NRG Energy Project, 4.13%, 12/01/45	5,000	4,903,700
Texas Municipal Gas Acquisition & Supply Corp. I, RB, Senior Lien, Series D, 6.25%, 12/15/26	5,000	6,278,500
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/20	5,000	5,706,050
5.00%, 12/15/23	10,000	11,709,800
5.00%, 12/15/24	10,000	11,656,800
5.00%, 12/15/25	10,000	11,590,900
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Blueridge Transportation Group, AMT:
5.00%, 12/31/40	10,000	11,546,700
5.00%, 12/31/45	10,000	11,422,000
5.00%, 12/31/50	10,000	11,377,900
5.00%, 12/31/55	10,000	11,334,000
Texas State University System, Refunding RB, Series A:
5.00%, 3/15/22	5,000	6,000,500
5.00%, 3/15/23	5,000	6,119,650
Town of Flower Mound Texas, Special Assessment Bonds, Riverwalk Public Improvement District No. 1, 6.75%, 9/01/43	2,000	2,119,440

		344,286,258
Utah — 0.5%
State of Utah, GO, Refunding, Series C, 5.00%, 7/01/18	10,000	10,874,700
Utah State Charter School Finance Authority, RB, Early Light Academy (a):
5.00%, 7/15/34	530	549,324
5.13%, 7/15/49	4,830	4,984,511
Utah Transit Authority, Refunding RB, Series C (AGM), 5.25%, 6/15/25	5,000	6,462,050

		22,870,585
Virginia — 3.1%
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project (a):
5.15%, 3/01/35	1,000	1,045,480
5.40%, 3/01/45	2,000	2,090,140

Municipal Bonds	Par (000)	Value
Virginia (continued)
Commonwealth of Virginia, GO, Refunding, Series B, 5.00%, 6/01/21	$5,000	$5,942,100
County of Arlington Virginia, GO, Refunding, Series B:
5.00%, 8/15/21	5,000	5,967,850
5.00%, 8/15/22	5,000	6,108,750
5.00%, 8/15/23	5,000	6,236,500
5.00%, 8/15/24	5,000	6,355,800
5.00%, 8/15/26	5,000	6,529,850
5.00%, 8/15/27	5,000	6,459,950
County of Fairfax Virginia, GO, Refunding, Series B, 5.00%, 4/01/24	10,000	12,647,100
County of Fairfax Virginia, GO, Series A:
5.00%, 4/01/19	5,000	5,576,650
5.00%, 10/01/21 (d)	5,180	6,180,569
5.00%, 10/01/26	10,000	12,640,300
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.00%, 7/01/22	1,320	1,387,624
Residential Care Facility, 5.00%, 7/01/47	1,985	2,074,424
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes:
5.00%, 6/01/22	625	725,794
5.00%, 6/01/23	420	484,302
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.00%, 3/01/23	1,000	1,035,290
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (a):
5.00%, 3/01/35	2,985	3,001,596
5.00%, 3/01/45	3,060	3,066,212
Shops at White Oak Village Community Development Authority, Special Assessment, 5.30%, 3/01/17	467	477,227
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 6/01/46	8,645	7,252,723
University of Virginia, Refunding RB, Series B, 5.00%, 8/01/21	5,000	5,976,200
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	3,340	3,589,531
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A (a):
5.00%, 7/01/35	745	811,916
5.00%, 7/01/45	2,215	2,380,483
Virginia Commonwealth Transportation Board, RB, 5.00%, 5/15/21	5,150	6,098,475
Virginia Public School Authority, RB, Refunding, Prince William Co.:
5.00%, 8/01/18	5,000	5,456,900
5.00%, 8/01/19	5,000	5,636,800
5.00%, 8/01/22	5,000	6,103,350
Wise County IDA, RB, Virginia Electric and Power Co., Series A, 1.88%, 11/01/40 (b)	5,000	5,089,450

		144,429,336
Washington — 2.3%
City of Seattle Washington, GO, Refunding, Series A:
5.00%, 4/01/22	8,300	10,006,812
5.00%, 4/01/23	6,605	8,124,018
5.00%, 4/01/24	6,570	8,226,165
City of Seattle Washington Water System Revenue, Refunding RB, 5.00%, 5/01/21	10,000	11,824,800
County of King Washington Sewer Revenue, RB, 5.75%, 1/01/18 (d)	5,000	5,391,050
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 9/01/32	2,255	2,393,367

See Notes to Financial Statements.

42	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Washington (continued)
State of Washington, GO, Refunding, Series R:
5.00%, 7/01/28	$10,000	$12,328,600
5.00%, 7/01/32	10,000	12,144,100
University of Washington, RB, Series A:
5.00%, 1/01/32	1,000	1,210,140
5.00%, 1/01/33	1,000	1,205,610
5.00%, 1/01/34	1,000	1,201,100
5.00%, 1/01/35	1,000	1,199,300
5.00%, 1/01/36	1,000	1,194,820
5.00%, 1/01/37	1,000	1,190,360
5.00%, 1/01/38	1,000	1,187,700
5.00%, 1/01/39	1,000	1,185,040
Washington Health Care Facilities Authority, RB, Washington Health Group Coop (AGM)(AGC), 4.75%, 12/01/31	10,000	10,180,000
Washington State Housing Finance Commission, RB, Heron’s Key, Series A (a):
6.75%, 7/01/35	445	470,952
7.00%, 7/01/45	760	801,154
Washington State University, Refunding RB:
5.00%, 10/01/28	5,345	6,659,015
5.00%, 10/01/29	5,620	6,967,957

		105,092,060
West Virginia — 0.5%
West Virginia Hospital Finance Authority, Refunding RB, West Virginia United Health System Obligated Group (c):
5.00%, 6/01/23	5,000	6,098,200
5.00%, 6/01/24	5,000	6,188,700
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	10,800	10,167,120

		22,454,020
Wisconsin — 1.2%
Public Finance Authority, Refunding RB:
Celanese Project, AMT, Series C, 4.30%, 11/01/30	3,175	3,289,110
Celanese Project, Series D, 4.05%, 11/01/30	3,175	3,277,108
National Gypsum Co., AMT, 4.00%, 8/01/35	4,840	4,888,206
State of Wisconsin, GO, Refunding:
Series 1, 5.00%, 11/01/20	5,800	6,772,428
Series 4, 5.00%, 5/01/25	10,000	12,664,500
State of Wisconsin, GO, Series C, 5.00%, 5/01/21	5,000	5,912,400
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, 5.00%, 11/15/35	5,000	6,071,000
Mile Bluff Medical Center, 5.50%, 5/01/34	875	937,510
Mile Bluff Medical Center, 5.75%, 5/01/39	1,060	1,135,355
Prohealth Care Obligated Group, 5.00%, 8/15/39	5,000	5,745,900
Wisconsin Housing & EDA, Refunding RB, Series C, 3.88%, 11/01/35	5,000	5,279,800

		55,973,317
Total Municipal Bonds — 88.0%		4,054,334,436

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Arizona — 0.5%
Arizona State University, Refunding RB, Arizona State University System Board of Regents, Series A, 5.00%, 7/01/42	10,000	11,697,679

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Arizona (continued)
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 12/01/45	$10,000	$12,030,500

		23,728,179
California — 4.8%
California Educational Facilities Authority, RB:
5.00%, 9/01/45	10,490	12,585,879
5.00%, 10/01/46	10,000	12,108,989
California Institute of Technology, 5.00%, 11/01/39	10,000	11,289,075
California Health Facilities Financing Authority, RB, Series A:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 8/15/43	10,000	11,690,276
Stanford Hospital and Clinics, 5.00%, 8/15/51	10,000	11,434,500
Sutter Health, 5.00%, 8/15/52	10,000	11,645,700
California State Infrastructure Authority, 5.00%, 11/01/41	10,000	11,831,167
City & County of San Francisco California Airports Commission, Refunding ARB, San Francisco International Airport, Series A, AMT, 5.00%, 5/01/44	10,000	11,407,400
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 5/15/45	10,000	11,637,082
City of Los Angeles California Department of Airports, Refunding ARB, Series B, 5.00%, 5/15/35	10,000	11,852,690
City of Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 7/01/43	10,000	11,855,100
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 11/01/37	10,000	11,819,273
County of Ventura California Public Financing Authority, Refunding RB:
5.00%, 11/01/38	8,450	10,019,666
5.00%, 11/01/43	8,530	10,108,717
Fresno Unified School District, GO, 5.00%, 8/01/44	10,000	11,991,300
Manteca California Unified School District, 5.00%, 8/01/40	10,000	11,991,074
Port of Los Angeles California, Refunding RB, Harbor Department, Series A, AMT, 5.00%, 8/01/44	10,000	11,635,400
San Marcos Unified School District, GO, Election of 2010, Series C, 5.00%, 8/01/40	10,000	11,910,786
State of California, GO, Various Purposes, 5.00%, 4/01/43	10,000	11,808,900

		220,622,974
Connecticut — 0.3%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	10,000	11,840,200
Delaware — 0.3%
County of New Castle Delaware, GO, Refunding, 5.00%, 10/01/45	10,000	12,097,100
District of Columbia — 0.3%
District of Columbia Water & Sewer Authority, RB, Sub-Lien, Series A, 5.00%, 10/01/44	10,000	11,871,500
Florida — 0.8%
County of Miami-Dade Florida Transit System Sales Surtax Revenue, RB (AGM), 5.00%, 7/01/42	10,000	11,685,400
Gainesville & Hall County Hospital Authority, Refunding RB, Northeast Georgia Health Systems Inc. Project, Series A, 5.50%, 8/15/54	10,000	12,166,900
Tampa Bay Water Utility System, RB, 5.00%, 10/01/38	10,000	11,991,300

		35,843,600

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	43

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Georgia — 0.5%
City of Atlanta Georgia Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	$20,000	$23,745,192
Illinois — 0.3%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 1/01/36	10,000	11,939,800
Indiana — 0.2%
Indiana State Finance Authority, Refunding RB, Franciscan Alliance, Inc., 5.00%, 11/01/41	10,000	11,656,700
Maryland — 0.5%
City of Baltimore Maryland, RB, Series A, 5.00%, 7/01/43	10,000	11,724,600
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health, Series C, 5.00%, 5/15/43	10,000	11,538,566

		23,263,166
Massachusetts — 0.8%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	10,000	11,843,900
Massachusetts Development Finance Agency, RB, Partners Healthcare System Issue, Series M-4, 5.00%, 7/01/44	10,000	11,452,779
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/44	10,000	11,895,078

		35,191,757
Michigan — 0.2%
Michigan Finance Authority, Refunding RB, Trinity Health Corp., Series 2016, 5.00%, 12/01/45	10,000	11,792,600
Minnesota — 0.2%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 1/01/46	10,000	11,701,981
Missouri — 0.8%
Health & Educational Facilities Authority of the State of Missouri, RB, BJC Health System, 5.00%, 1/01/44	10,000	11,634,500
Metropolitan St. Louis Sewer District, RB, Series B:
5.00%, 5/01/43	10,000	11,836,500
5.00%, 5/01/45	10,000	12,013,500

		35,484,500
Nevada — 0.2%
Las Vegas Valley Water District, GO, Series B, 5.00%, 6/01/37	10,000	11,682,100
New York — 1.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	10,000	11,766,600
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/39	10,000	11,922,892
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 2/15/39	10,000	11,910,100
New York State Urban Development Corp, Refunding RB, Series A, 5.00%, 3/15/35	10,000	11,970,200
Port Authority of New York & New Jersey, 5.00%, 10/15/41	10,000	12,067,697
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/37	10,000	12,252,600

		71,890,089
North Carolina — 0.3%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	10,000	11,895,070

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Oklahoma — 0.3%
Oklahoma City Water Utilities Trust, Refunding RB, 5.00%, 7/01/45	$10,000	$11,975,100
Pennsylvania — 1.0%
County of Lancaster Pennsylvania Hospital Authority, RB, 5.00%, 8/15/46	10,000	11,794,800
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 6/01/44	10,000	11,497,468
Philadelphia Authority for Industrial Development Hospital, RB, Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	20,000	23,351,600

		46,643,868
South Carolina — 0.2%
City of Charleston South Carolina Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 1/01/21 (d)	10,000	11,704,200
Tennessee — 0.2%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	10,000	11,571,100
Texas — 0.2%
Tarrant Regional Water District, Refunding RB, 5.00%, 3/01/52	10,000	11,598,000
Utah — 0.3%
Utah State Transit Authority Sales Tax, 5.00%, 6/15/38	10,000	12,137,494
Virginia — 0.5%
Fairfax County IDA, RB, Inova Health Systems Project, Series A, 5.00%, 5/15/44	10,000	11,597,800
University of Virginia, Refunding RB, Series A-2, 5.00%, 4/01/45	10,000	12,031,700

		23,629,500
Washington — 0.8%
State of Washington, 5.00%, 2/01/33	10,000	12,119,000
State of Washington, GO, Series A, 5.00%, 8/01/38	10,000	11,949,300
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series D, 5.00%, 10/01/38	10,000	11,673,167

		35,741,467
Wisconsin — 0.5%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	10,000	11,487,400
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 4/01/42	10,000	11,262,095

		22,749,495
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.6%		763,996,732

Investment Companies	Shares
United States — 0.3%
SPDR Nuveen S&P High Yield Municipal Bond ETF	100,000	5,857,000
VanEck Vectors High-Yield Municipal Index ETF	300,000	9,555,000
Total Investment Companies — 0.3%		15,412,000
Total Long-Term Investments (Cost — $4,708,080,358) — 105.5%		4,861,762,405

See Notes to Financial Statements.

44	ANNUAL REPORT	MAY 31, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.21% (k)(l)	412,556,720	$412,556,720
Total Short-Term Securities (Cost — $412,556,720) — 9.0%		412,556,720
Total Investments (Cost — $5,120,637,078) — 114.5%		5,274,319,125
Liabilities in Excess of Other Assets — (5.5)%		(255,515,550)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.0)%		(412,774,876)

Net Assets — 100.0%		$4,606,028,699

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	When-issued security.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Non-income producing security.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(i)	Zero-coupon bond.

(j)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	During the year ended May 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2015	Net Activity	Shares Held at May 31, 2016	Value at May 31, 2016	Income
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	412,556,720	412,556,720	$412,556,720	$112,995
FFI Institutional Tax-Exempt Fund	224,412,618	(224,412,618)	—	—	27,157
Total				$412,556,720	$140,152

(l)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(3,623)	5-Year U.S. Treasury Note	September 2016	$435,184,572	$(380,144)
(4,883)	10-Year U.S. Treasury Note	September 2016	$633,264,063	2,540,832
(1,049)	Long U.S. Treasury Bond	September 2016	$171,314,813	(901,078)
(707)	Ultra U.S. Treasury Bond	September 2016	$123,813,375	(338,802)
Total				$920,808

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	45

Schedule of Investments (concluded)	BlackRock Strategic Municipal Opportunities Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$2,540,832	—	$2,540,832

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,620,024	—	$1,620,024

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(28,120,695)	—	$(28,120,695)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$10,990,457	—	$10,990,457

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,354,063	[1]
Average notional value of contracts — short	$1,115,406,239
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$15,412,000	$4,846,350,405	—	$4,861,762,405
Short-Term Securities	412,556,720	—	—	412,556,720

Total	$427,968,720	$4,846,350,405	—	$5,274,319,125

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$2,540,832	—	—	$2,540,832
Liabilities:
Interest rate contracts	(1,620,024)	—	—	(1,620,024)

Total	$920,808	—	—	$920,808

[1] See above Schedule of Investments for values in each industry, state or political subdivision.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$16,044,800	—	—	$16,044,800
Liabilities:
Bank overdraft	—	$(77,346)	—	(77,346)
TOB Trust Certificates	—	(412,484,961)	—	(412,484,961)

Total	$16,044,800	$(412,562,307)	—	$(396,517,507)

During the year ended May 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

46	ANNUAL REPORT	MAY 31, 2016

Statements of Assets and Liabilities

May 31, 2016	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Assets
Investments at value — unaffiliated[1]	$1,072,675,965	$295,788,158	$505,286,529	$4,861,762,405
Investments at value — affiliated[2]	94,833,083	2,295,408	17,018,931	412,556,720
Cash pledged for futures contracts	2,622,900	162,000	132,750	16,044,800
Receivables:
Investments sold	25,801,166	—	—	56,060,335
Interest — unaffiliated	11,164,629	4,025,337	7,004,540	55,638,307
Capital shares sold	3,692,825	479,309	430,395	16,532,308
Dividend — affiliated	7,871	277	1,912	61,787
Variation margin on futures contracts	—	703	500	76,297
Prepaid expenses	27,367	8,518	7,510	135,195

Total assets	1,210,825,806	302,759,710	529,883,067	5,418,868,154

Accrued Liabilities
Bank overdraft	—	—	—	77,346
Payables:
Investments purchased	47,769,196	756,079	5,778,790	383,616,962
Capital shares redeemed	2,589,590	371,001	746,745	9,264,020
Income dividends	977,731	408,393	919,952	2,790,888
Investment advisory fees	471,034	123,473	217,725	1,771,657
Service and distribution fees	174,699	50,393	51,050	452,959
Variation margin on futures contracts	162,600	9,093	6,859	680,365
Interest expense and fees	12,050	8,852	40,437	289,915
Other affiliates	2,398	745	1,201	9,613
Officer’s and Trustees’ fees	916	—	171	5,717
Other accrued expenses	396,052	180,232	217,308	1,395,052

Total accrued liabilities	52,556,266	1,908,261	7,980,238	400,354,494

Other Liabilities
TOB Trust Certificates	40,309,994	9,281,449	49,626,645	412,484,961

Total liabilities	92,866,260	11,189,710	57,606,883	812,839,455

Net Assets	$1,117,959,546	$291,570,000	$472,276,184	$4,606,028,699

Net Assets Consist of
Paid-in capital	$1,068,103,110	$270,716,106	$455,258,752	$4,440,271,030
Undistributed net investment income	639,064	933,844	741,107	764,932
Accumulated net realized gain (loss)	(14,058,215)	(7,170,169)	(28,155,472)	10,389,882
Net unrealized appreciation (depreciation)	63,275,587	27,090,219	44,431,797	154,602,855

Net Assets	$1,117,959,546	$291,570,000	$472,276,184	$4,606,028,699

[1] Investments at cost — unaffiliated	$1,009,154,251	$268,687,109	$460,851,006	$4,708,080,358
[2] Investments at cost — affiliated	$94,833,083	$2,295,408	$17,018,931	$412,556,720

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	47

Statements of Assets and Liabilities (concluded)

May 31, 2016	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Net Asset Value
Institutional:
Net assets	$494,888,199	$135,174,244	$327,313,611	$3,197,986,152

Shares outstanding, unlimited number of shares authorized, $0.10 par value	38,890,092	11,878,932	28,264,581	271,237,327

Net asset value	$12.73	$11.38	$11.58	$11.79

Service:
Net assets	—	$10,514,429	$1,216,760	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	—	923,951	104,950	—

Net asset value	—	$11.38	$11.59	—

Investor A:
Net assets	$364,092,955	$81,163,851	$88,993,608	$1,111,769,914

Shares outstanding, unlimited number of shares authorized, $0.10 par value	28,637,322	7,126,479	7,677,067	94,337,750

Net asset value	$12.71	$11.39	$11.59	$11.78

Investor A1:
Net assets	$139,805,303	$26,092,301	$16,029,747	$33,472,404

Shares outstanding, unlimited number of shares authorized, $0.10 par value	10,986,902	2,290,242	1,382,104	2,839,445

Net asset value	$12.72	$11.39	$11.60	$11.79

Investor C:
Net assets	$103,992,708	$30,810,156	$34,194,628	$262,800,229

Shares outstanding, unlimited number of shares authorized, $0.10 par value	8,172,026	2,708,365	2,950,313	22,291,155

Net asset value	$12.73	$11.38	$11.59	$11.79

Investor C1:
Net assets	$15,180,381	$7,815,019	$4,527,830	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	1,192,839	686,821	390,994	—

Net asset value	$12.73	$11.38	$11.58	—

See Notes to Financial Statements.

48	ANNUAL REPORT	MAY 31, 2016

Statements of Operations

Year Ended May 31, 2016	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Investment Income
Interest — unaffiliated	$33,569,235	$11,853,437	$21,502,003	$121,869,776
Dividends — unaffiliated	—	—	—	708,586
Dividends — affiliated	7,891	886	2,998	140,152

Total income	33,577,126	11,854,323	21,505,001	122,718,514

Expenses
Investment advisory	4,793,104	1,510,809	2,450,184	19,171,013
Service and distribution — class specific	1,661,170	581,468	549,444	4,571,377
Transfer agent — class specific	260,342	248,692	600,838	2,147,923
Professional	204,325	100,009	105,250	203,423
Accounting services	162,017	61,970	98,075	545,627
Registration	104,376	24,529	26,460	490,080
Printing	69,628	22,942	27,308	53,877
Custodian	45,214	15,847	25,208	152,363
Officer and Trustees	32,803	23,989	26,364	72,272
Miscellaneous	45,082	35,983	34,811	124,017
Recoupment of past waived and/or reimbursed fees — class specific	243	—	—	—

Total expenses excluding interest expense and fees	7,378,304	2,626,238	3,943,942	27,531,972
Interest expense and fees[1]	375,845	72,599	360,562	3,000,840

Total expenses	7,754,149	2,698,837	4,304,504	30,532,812
Less:
Fees waived by the Manager	(202,361)	(174,947)	(3,191)	(1,857,406)
Transfer agent fees waived and/or reimbursed — class specific	(78,297)	(70,508)	(308,852)	—
Fees paid indirectly	(390)	(4)	(70)	(5,093)

Total expenses after fees waived and/or reimbursed and paid indirectly	7,473,101	2,453,378	3,992,391	28,670,313

Net investment income	26,104,025	9,400,945	17,512,610	94,048,201

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,615,889	(153,846)	844,216	40,781,673
Futures contracts	(7,477,262)	(351,536)	(315,466)	(28,120,695)

	5,138,627	(505,382)	528,750	12,660,978

Net change in unrealized appreciation (depreciation) on:
Investments	21,859,021	9,764,928	9,988,908	158,745,356
Futures contracts	2,006,330	54,402	79,180	10,990,457

	23,865,351	9,819,330	10,068,088	169,735,813

Net realized and unrealized gain	29,003,978	9,313,948	10,596,838	182,396,791

Net Increase in Net Assets Resulting from Operations	$55,108,003	$18,714,893	$28,109,448	$276,444,992

[1] Related to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	49

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund		BlackRock New Jersey Municipal Bond Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$26,104,025	$20,363,497	$9,400,945	$8,958,964
Net realized gain (loss)	5,138,627	6,876,281	(505,382)	(311,591)
Net change in unrealized appreciation (depreciation)	23,865,351	(3,874,417)	9,819,330	(1,957,269)

Net increase in net assets resulting from operations	55,108,003	23,365,361	18,714,893	6,690,104

Distributions to Shareholders[1]
From net investment income:
Institutional	(12,413,724)	(8,584,705)	(4,439,029)	(4,127,196)
Service	—	—	(363,109)	(642,597)
Investor A	(7,226,418)	(4,451,295)	(2,621,341)	(2,042,667)
Investor A1	(4,314,507)	(5,127,642)	(1,000,577)	(1,120,575)
Investor B	(720)	(17,497)	—	—
Investor C	(1,689,793)	(1,664,851)	(783,767)	(756,002)
Investor C1	(397,017)	(483,987)	(242,788)	(258,085)

Decrease in net assets resulting from distributions to shareholders	(26,042,179)	(20,329,977)	(9,450,611)	(8,947,122)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	366,691,774	162,401,511	16,745,575	29,319,393

Net Assets
Total increase in net assets	395,757,598	165,436,895	26,009,857	27,062,375
Beginning of year	722,201,948	556,765,053	265,560,143	238,497,768

End of year	$1,117,959,546	$722,201,948	$291,570,000	$265,560,143

Undistributed net investment income, end of year	$639,064	$641,484	$933,844	$983,498

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

50	ANNUAL REPORT	MAY 31, 2016

Statements of Changes in Net Assets

	BlackRock Pennsylvania Municipal Bond Fund		BlackRock Strategic Municipal Opportunities Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$17,512,610	$16,894,102	$94,048,201	$63,640,370
Net realized gain	528,750	1,030,431	12,660,978	2,346,854
Net change in unrealized appreciation (depreciation)	10,068,088	2,363,474	169,735,813	(40,633,690)

Net increase in net assets resulting from operations	28,109,448	20,288,007	276,444,992	25,353,534

Distributions to Shareholders[1]
From net investment income:
Institutional	(12,746,699)	(12,633,797)	(66,499,395)	(44,989,782)
Service	(46,245)	(311,235)	—	—
Investor A	(2,947,048)	(2,307,571)	(22,375,763)	(14,289,781)
Investor A1	(654,122)	(685,948)	(892,781)	(960,809)
Investor C	(950,580)	(811,404)	(3,839,516)	(3,030,578)
Investor C1	(161,130)	(178,034)	—	—
From net realized gain:
Institutional	—	—	—	(5,181,091)
Investor A	—	—	—	(1,756,714)
Investor A1	—	—	—	(112,733)
Investor C	—	—	—	(544,597)

Decrease in net assets resulting from distributions to shareholders	(17,505,824)	(16,927,989)	(93,607,455)	(70,866,085)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	16,166,103	19,339,905	1,194,960,072	1,877,821,358

Net Assets
Total increase in net assets	26,769,727	22,699,923	1,377,797,609	1,832,308,807
Beginning of year	445,506,457	422,806,534	3,228,231,090	1,395,922,283

End of year	$472,276,184	$445,506,457	$4,606,028,699	$3,228,231,090

Undistributed net investment income, end of year	$741,107	$755,460	$764,932	$346,066

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	51

Financial Highlights	BlackRock California Municipal Opportunities Fund

	Institutional					Investor A
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$12.33	$12.22	$12.54	$12.48	$11.20	$12.32	$12.21	$12.53	$12.47	$11.19

Net investment income[1]	0.39	0.43	0.47	0.45	0.53	0.36	0.40	0.45	0.42	0.49
Net realized and unrealized gain (loss)	0.40	0.11	(0.22)	0.09	1.28	0.40	0.11	(0.23)	0.09	1.29

Net increase from investment operations	0.79	0.54	0.25	0.54	1.81	0.76	0.51	0.22	0.51	1.78

Distributions:[2]
From net investment income	(0.39)	(0.43)	(0.47)	(0.46)	(0.53)	(0.37)	(0.40)	(0.44)	(0.43)	(0.50)
From net realized gain	—	—	(0.10)	(0.02)	—	—	—	(0.10)	(0.02)	—

Total distributions	(0.39)	(0.43)	(0.57)	(0.48)	(0.53)	(0.37)	(0.40)	(0.54)	(0.45)	(0.50)

Net asset value, end of year	$12.73	$12.33	$12.22	$12.54	$12.48	$12.71	$12.32	$12.21	$12.53	$12.47

Total Return[3]
Based on net asset value	6.54%	4.46%	2.31%	4.26%	16.55%	6.23%	4.25%	2.13%	4.02%	16.29%

Ratios to Average Net Assets
Total expenses	0.68% [4]	0.73%	0.81%	0.73%	0.78%	0.93%	0.95%	0.99%	0.96%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.66%	0.68%	0.81%	0.72%	0.78%	0.88%	0.88%	0.99%	0.96%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.62%	0.64%	0.73%	0.65%	0.68%	0.84%	0.84%	0.91%	0.88%	0.91%

Net investment income	3.10%	3.49%	3.96%	3.54%	4.44%	2.87%	3.28%	3.79%	3.32%	4.19%

Supplemental Data
Net assets, end of year (000)	$494,888	$315,431	$206,904	$293,150	$174,726	$364,093	$178,774	$111,545	$166,056	$117,051

Borrowings outstanding, end of year (000)	$40,310	$69,453	$23,653	$101,940	$64,129	$40,310	$69,453	$23,653	$101,940	$64,129

Portfolio turnover rate	119%	70%	33%	51%	42%	119%	70%	33%	51%	42%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

52	ANNUAL REPORT	MAY 31, 2016

Financial Highlights (continued)	BlackRock California Municipal Opportunities Fund

	Investor A1					Investor C
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$12.33	$12.23	$12.54	$12.48	$11.20	$12.33	$12.23	$12.54	$12.48	$11.20

Net investment income[1]	0.38	0.42	0.46	0.44	0.52	0.27	0.31	0.36	0.32	0.41
Net realized and unrealized gain (loss)	0.39	0.10	(0.21)	0.09	1.28	0.40	0.10	(0.21)	0.09	1.29

Net increase from investment operations	0.77	0.52	0.25	0.53	1.80	0.67	0.41	0.15	0.41	1.70

Distributions:[2]
From net investment income	(0.38)	(0.42)	(0.46)	(0.45)	(0.52)	(0.27)	(0.31)	(0.36)	(0.33)	(0.42)
From net realized gain	—	—	(0.10)	(0.02)	—	—	—	(0.10)	(0.02)	—

Total distributions	(0.38)	(0.42)	(0.56)	(0.47)	(0.52)	(0.27)	(0.31)	(0.46)	(0.35)	(0.42)

Net asset value, end of year	$12.72	$12.33	$12.23	$12.54	$12.48	$12.73	$12.33	$12.23	$12.54	$12.48

Total Return[3]
Based on net asset value	6.35%	4.29%	2.36%	4.17%	16.45%	5.51%	3.38%	1.44%	3.23%	15.42%

Ratios to Average Net Assets
Total expenses	0.79%	0.81%	0.84%	0.82%	0.87%	1.70%	1.72%	1.75%	1.73%	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.77%	0.77%	0.84%	0.81%	0.86%	1.64%	1.64%	1.75%	1.72%	1.76%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.72%	0.73%	0.76%	0.74%	0.77%	1.60%	1.60%	1.67%	1.64%	1.66%

Net investment income	3.06%	3.39%	3.94%	3.48%	4.42%	2.14%	2.52%	3.03%	2.56%	3.45%

Supplemental Data
Net assets, end of year (000)	$139,805	$143,879	$154,845	$177,677	$183,008	$103,993	$67,789	$65,203	$92,635	$63,515

Borrowings outstanding, end of year (000)	$40,310	$69,453	$23,653	$101,940	$64,129	$40,310	$69,453	$23,653	$101,940	$64,129

Portfolio turnover rate	119%	70%	33%	51%	42%	119%	70%	33%	51%	42%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	53

Financial Highlights (concluded)	BlackRock California Municipal Opportunities Fund

	Investor C1
	Year Ended May 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$12.33	$12.23	$12.54	$12.48	$11.20

Net investment income[1]	0.32	0.36	0.40	0.38	0.46
Net realized and unrealized gain (loss)	0.40	0.10	(0.21)	0.09	1.28

Net increase from investment operations	0.72	0.46	0.19	0.47	1.74

Distributions:[2]
From net investment income	(0.32)	(0.36)	(0.40)	(0.39)	(0.46)
From net realized gain	—	—	(0.10)	(0.02)	—

Total distributions	(0.32)	(0.36)	(0.50)	(0.41)	(0.46)

Net asset value, end of year	$12.73	$12.33	$12.23	$12.54	$12.48

Total Return[3]
Based on net asset value	5.90%	3.76%	1.85%	3.65%	15.87%

Ratios to Average Net Assets
Total expenses	1.30%	1.32%	1.34%	1.32%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.27%	1.27%	1.34%	1.31%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	1.23%	1.23%	1.26%	1.24%	1.27%

Net investment income	2.56%	2.89%	3.44%	2.98%	3.93%

Supplemental Data
Net assets, end of year (000)	$15,180	$15,873	$17,320	$22,054	$24,486

Borrowings outstanding, end of year (000)	$40,310	$69,453	$23,653	$101,940	$64,129

Portfolio turnover rate	119%	70%	33%	51%	42%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

54	ANNUAL REPORT	MAY 31, 2016

Financial Highlights	BlackRock New Jersey Municipal Bond Fund

	Institutional					Service
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.01	$11.09	$11.22	$11.26	$10.18	$11.01	$11.09	$11.22	$11.26	$10.17

Net investment income[1]	0.40	0.41	0.43	0.43	0.45	0.38	0.39	0.42	0.41	0.43
Net realized and unrealized gain (loss)	0.37	(0.08)	(0.13)	(0.02)	1.09	0.38	(0.08)	(0.14)	(0.01)	1.10

Net increase from investment operations	0.77	0.33	0.30	0.41	1.54	0.76	0.31	0.28	0.40	1.53

Distributions from net investment income[2]	(0.40)	(0.41)	(0.43)	(0.45)	(0.46)	(0.39)	(0.39)	(0.41)	(0.44)	(0.44)

Net asset value, end of year	$11.38	$11.01	$11.09	$11.22	$11.26	$11.38	$11.01	$11.09	$11.22	$11.26

Total Return[3]
Based on net asset value	7.13%	2.93%	2.89%	3.56%	15.41%	7.00%	2.83%	2.78%	3.47%	15.31%

Ratios to Average Net Assets
Total expenses	0.81%	0.84%	0.83%	0.83%	0.82%	1.05%	1.04%	1.04%	1.03%	1.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75%	0.77%	0.79%	0.79%	0.68%	0.87%	0.86%	0.90%	0.89%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.72%	0.74%	0.76%	0.78%	0.68%	0.84%	0.84%	0.87%	0.87%	0.87%

Net investment income	3.58%	3.62%	4.04%	3.74%	4.19%	3.43%	3.53%	3.94%	3.64%	4.00%

Supplemental Data
Net assets, end of year (000)	$135,174	$115,135	$109,182	$120,851	$119,558	$10,514	$17,654	$17,881	$19,388	$14,375

Borrowings outstanding, end of year (000)	$9,281	$7,231	$7,231	$7,610	$3,860	$9,281	$7,231	$7,231	$7,610	$3,860

Portfolio turnover rate	7%	14%	12%	8%	18%	7%	14%	12%	8%	18%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	55

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor A					Investor A1
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.02	$11.10	$11.23	$11.27	$10.19	$11.02	$11.10	$11.23	$11.27	$10.19

Net investment income[1]	0.38	0.39	0.42	0.41	0.43	0.40	0.41	0.43	0.43	0.44
Net realized and unrealized gain (loss)	0.38	(0.08)	(0.14)	(0.01)	1.09	0.37	(0.08)	(0.13)	(0.02)	1.09

Net increase from investment operations	0.76	0.31	0.28	0.40	1.52	0.77	0.33	0.30	0.41	1.53

Distributions from net investment income[2]	(0.39)	(0.39)	(0.41)	(0.44)	(0.44)	(0.40)	(0.41)	(0.43)	(0.45)	(0.45)

Net asset value, end of year	$11.39	$11.02	$11.10	$11.23	$11.27	$11.39	$11.02	$11.10	$11.23	$11.27

Total Return[3]
Based on net asset value	6.99%	2.83%	2.78%	3.47%	15.18%	7.12%	2.95%	2.93%	3.62%	15.35%

Ratios to Average Net Assets
Total expenses	0.99%	0.98%	0.99%	0.97%	0.95%	0.83%	0.83%	0.83%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.87%	0.86%	0.90%	0.89%	0.88%	0.75%	0.74%	0.75%	0.74%	0.73%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.84%	0.84%	0.87%	0.87%	0.87%	0.72%	0.72%	0.72%	0.72%	0.72%

Net investment income	3.44%	3.52%	3.93%	3.64%	3.98%	3.57%	3.65%	4.09%	3.80%	4.14%

Supplemental Data
Net assets, end of year (000)	$81,164	$66,469	$45,073	$53,521	$37,824	$26,092	$29,707	$31,338	$34,941	$36,387

Borrowings outstanding, end of year (000)	$9,281	$7,231	$7,231	$7,610	$3,860	$9,281	$7,231	$7,231	$7,610	$3,860

Portfolio turnover rate	7%	14%	12%	8%	18%	7%	14%	12%	8%	18%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

56	ANNUAL REPORT	MAY 31, 2016

Financial Highlights (concluded)	BlackRock New Jersey Municipal Bond Fund

	Investor C					Investor C1
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.00	$11.08	$11.21	$11.25	$10.17	$11.01	$11.09	$11.22	$11.26	$10.17

Net investment income[1]	0.30	0.31	0.34	0.33	0.34	0.34	0.35	0.38	0.38	0.39
Net realized and unrealized gain (loss)	0.38	(0.08)	(0.14)	(0.02)	1.09	0.37	(0.08)	(0.13)	(0.02)	1.10

Net increase from investment operations	0.68	0.23	0.20	0.31	1.43	0.71	0.27	0.25	0.36	1.49

Distributions from net investment income[2]	(0.30)	(0.31)	(0.33)	(0.35)	(0.35)	(0.34)	(0.35)	(0.38)	(0.40)	(0.40)

Net asset value, end of year	$11.38	$11.00	$11.08	$11.21	$11.25	$11.38	$11.01	$11.09	$11.22	$11.26

Total Return[3]
Based on net asset value	6.28%	2.04%	1.99%	2.68%	14.33%	6.59%	2.43%	2.41%	3.10%	14.89%

Ratios to Average Net Assets
Total expenses	1.73%	1.73%	1.73%	1.72%	1.71%	1.32%	1.33%	1.32%	1.32%	1.31%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.64%	1.63%	1.67%	1.66%	1.65%	1.26%	1.25%	1.26%	1.25%	1.24%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	1.61%	1.61%	1.64%	1.64%	1.64%	1.23%	1.23%	1.23%	1.23%	1.23%

Net investment income	2.67%	2.75%	3.16%	2.87%	3.22%	3.05%	3.14%	3.58%	3.29%	3.65%

Supplemental Data
Net assets, end of year (000)	$30,810	$28,614	$26,429	$30,139	$22,635	$7,815	$7,981	$8,594	$10,070	$11,228

Borrowings outstanding, end of year (000)	$9,281	$7,231	$7,231	$7,610	$3,860	$9,281	$7,231	$7,231	$7,610	$3,860

Portfolio turnover rate	7%	14%	12%	8%	18%	7%	14%	12%	8%	18%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	57

Financial Highlights	BlackRock Pennsylvania Municipal Bond Fund

	Institutional					Service
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.31	$11.21	$11.54	$11.60	$10.62	$11.31	$11.22	$11.54	$11.60	$10.62

Net investment income[1]	0.46	0.46	0.47	0.49	0.51	0.44	0.44	0.45	0.46	0.48
Net realized and unrealized gain (loss)	0.27	0.10	(0.33)	(0.06)	0.98	0.28	0.09	(0.32)	(0.05)	0.98

Net increase from investment operations	0.73	0.56	0.14	0.43	1.49	0.72	0.53	0.13	0.41	1.46

Distributions from net investment income[2]	(0.46)	(0.46)	(0.47)	(0.49)	(0.51)	(0.44)	(0.44)	(0.45)	(0.47)	(0.48)

Net asset value, end of year	$11.58	$11.31	$11.21	$11.54	$11.60	$11.59	$11.31	$11.22	$11.54	$11.60

Total Return[3]
Based on net asset value	6.59%	5.02%	1.50%	3.71%	14.29%	6.50%	4.73%	1.41%	3.53%	14.05%

Ratios to Average Net Assets
Total expenses	0.87%	0.87%	0.87%	0.92%	0.91%	1.12%	1.04%	1.04%	1.10%	1.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79%	0.78%	0.78%	0.82%	0.78%	0.97%	0.96%	0.96%	1.00%	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.71%	0.71%	0.71%	0.71%	0.67%	0.89%	0.89%	0.89%	0.89%	0.89%

Net investment income	4.04%	4.01%	4.39%	4.16%	4.58%	3.85%	3.83%	4.20%	3.97%	4.34%

Supplemental Data
Net assets, end of year (000)	$327,314	$321,896	$311,954	$397,618	$403,032	$1,217	$8,636	$7,422	$7,973	$3,912

Borrowings outstanding, end of year (000)	$49,627	$46,127	$46,127	$81,102	$80,452	$49,627	$46,127	$46,127	$81,102	$80,452

Portfolio turnover rate	19%	18%	11%	10%	24%	19%	18%	11%	10%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

58	ANNUAL REPORT	MAY 31, 2016

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor A					Investor A1
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.32	$11.23	$11.55	$11.61	$10.63	$11.33	$11.23	$11.55	$11.61	$10.63

Net investment income[1]	0.44	0.44	0.46	0.46	0.49	0.46	0.46	0.47	0.49	0.51
Net realized and unrealized gain (loss)	0.27	0.09	(0.33)	(0.05)	0.97	0.27	0.10	(0.32)	(0.06)	0.97

Net increase from investment operations	0.71	0.53	0.13	0.41	1.46	0.73	0.56	0.15	0.43	1.48

Distributions from net investment income[2]	(0.44)	(0.44)	(0.45)	(0.47)	(0.48)	(0.46)	(0.46)	(0.47)	(0.49)	(0.50)

Net asset value, end of year	$11.59	$11.32	$11.23	$11.55	$11.61	$11.60	$11.33	$11.23	$11.55	$11.61

Total Return[3]
Based on net asset value	6.40%	4.73%	1.41%	3.53%	14.04%	6.57%	5.00%	1.57%	3.69%	14.22%

Ratios to Average Net Assets
Total expenses	1.04%	1.02%	1.02%	1.06%	1.03%	0.87%	0.86%	0.86%	0.89%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.97%	0.96%	0.96%	1.00%	0.99%	0.81%	0.80%	0.80%	0.84%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.89%	0.89%	0.89%	0.89%	0.89%	0.73%	0.73%	0.73%	0.73%	0.73%

Net investment income	3.85%	3.83%	4.20%	3.97%	4.36%	4.02%	4.00%	4.37%	4.14%	4.52%

Supplemental Data
Net assets, end of year (000)	$88,994	$64,720	$55,500	$61,553	$42,275	$16,030	$16,548	$17,823	$21,169	$22,677

Borrowings outstanding, end of year (000)	$49,627	$46,127	$46,127	$81,102	$80,452	$49,627	$46,127	$46,127	$81,102	$80,452

Portfolio turnover rate	19%	18%	11%	10%	24%	19%	18%	11%	10%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	59

Financial Highlights (concluded)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C					Investor C1
	Year Ended May 31,					Year Ended May 31,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.32	$11.22	$11.55	$11.61	$10.63	$11.31	$11.21	$11.54	$11.60	$10.62

Net investment income[1]	0.35	0.35	0.37	0.37	0.39	0.40	0.39	0.42	0.42	0.45
Net realized and unrealized gain (loss)	0.27	0.10	(0.33)	(0.05)	0.99	0.27	0.10	(0.34)	(0.05)	0.97

Net increase from investment operations	0.62	0.45	0.04	0.32	1.38	0.67	0.49	0.08	0.37	1.42

Distributions from net investment income[2]	(0.35)	(0.35)	(0.37)	(0.38)	(0.40)	(0.40)	(0.39)	(0.41)	(0.43)	(0.44)

Net asset value, end of year	$11.59	$11.32	$11.22	$11.55	$11.61	$11.58	$11.31	$11.21	$11.54	$11.60

Total Return[3]
Based on net asset value	5.57%	4.01%	0.53%	2.73%	13.15%	6.01%	4.45%	0.95%	3.15%	13.63%

Ratios to Average Net Assets
Total expenses	1.76%	1.75%	1.76%	1.79%	1.80%	1.36%	1.35%	1.35%	1.37%	1.38%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.76%	1.74%	1.75%	1.78%	1.78%	1.34%	1.33%	1.33%	1.37%	1.36%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	1.68%	1.68%	1.67%	1.67%	1.68%	1.26%	1.26%	1.26%	1.26%	1.26%

Net investment income	3.07%	3.04%	3.42%	3.20%	3.56%	3.49%	3.46%	3.84%	3.62%	3.99%

Supplemental Data
Net assets, end of year (000)	$34,195	$28,972	$24,647	$32,733	$24,714	$4,528	$4,735	$5,460	$7,386	$7,988

Borrowings outstanding, end of year (000)	$49,627	$46,127	$46,127	$81,102	$80,452	$49,627	$46,127	$46,127	$81,102	$80,452

Portfolio turnover rate	19%	18%	11%	10%	24%	19%	18%	11%	10%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

60	ANNUAL REPORT	MAY 31, 2016

Financial Highlights	BlackRock Strategic Municipal Opportunities Fund

	Institutional							Investor A
	Year Ended May 31,							Year Ended May 31,
	2016		2015		2014	2013	2012	2016		2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.24		$11.35		$11.41	$11.36	$10.52	$11.23		$11.35		$11.41	$11.36	$10.51

Net investment income[1]	0.31		0.32		0.32	0.35	0.40	0.28		0.28		0.30	0.32	0.37
Net realized and unrealized gain (loss)	0.55		(0.07)		0.04	0.11	0.83	0.55		(0.07)		0.03	0.11	0.85

Net increase from investment operations	0.86		0.25		0.36	0.46	1.23	0.83		0.21		0.33	0.43	1.22

Distributions:[2]
From net investment income	(0.31)		(0.32)		(0.33)	(0.36)	(0.39)	(0.28)		(0.29)		(0.30)	(0.33)	(0.37)
From net realized gain	—		(0.04)		(0.09)	(0.05)	—	—		(0.04)		(0.09)	(0.05)	—

Total distributions	(0.31)		(0.36)		(0.42)	(0.41)	(0.39)	(0.28)		(0.33)		(0.39)	(0.38)	(0.37)

Net asset value, end of year	$11.79		$11.24		$11.35	$11.41	$11.36	$11.78		$11.23		$11.35	$11.41	$11.36

Total Return[3]
Based on net asset value	7.76%		2.13%		3.28%	4.02%	11.91%	7.62%		1.81%		3.04%	3.75%	11.76%

Ratios to Average Net Assets
Total expenses	0.72%	[4]	0.69%	[4]	0.73%	0.70%	0.70%	0.94%	[4]	0.92%	[4]	0.96%	0.96%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.67%	[4]	0.64%	[4]	0.68%	0.65%	0.65%	0.89%	[4]	0.87%	[4]	0.91%	0.91%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.59%	[4]	0.59%	[4]	0.65%	0.62%	0.64%	0.80%	[4]	0.82%	[4]	0.88%	0.88%	0.88%

Net investment income	2.69%	[4]	2.82%	[4]	2.95%	3.04%	3.61%	2.47%	[4]	2.59%	[4]	2.73%	2.77%	3.37%

Supplemental Data
Net assets, end of year (000)	$3,197,986		$2,186,540		$953,869	$425,281	$256,517	$1,111,770		$801,753		$283,506	$238,482	$139,600

Borrowings outstanding, end of year (000)	$412,485		$298,790		$130,985	$35,179	$18,574	$412,485		$298,790		$130,985	$35,179	$18,574

Portfolio turnover rate	174%		185%		200%	17%	15%	174%		185%		200%	17%	15%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	For the years ended May 31, 2016 and May 31, 2015, excluded expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2016	61

Financial Highlights (concluded)	BlackRock Strategic Municipal Opportunities Fund

	Investor A1							Investor C
	Year Ended May 31,							Year Ended May 31,
	2016		2015		2014	2013	2012	2016		2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.23		$11.35		$11.41	$11.36	$10.51	$11.23		$11.35		$11.41	$11.36	$10.52

Net investment income[1]	0.30		0.31		0.32	0.34	0.38	0.20		0.20		0.22	0.23	0.28
Net realized and unrealized gain (loss)	0.56		(0.09)		0.03	0.11	0.85	0.56		(0.08)		0.03	0.11	0.84

Net increase from investment operations	0.86		0.22		0.35	0.45	1.23	0.76		0.12		0.25	0.34	1.12

Distributions:[2]
From net investment income	(0.30)		(0.30)		(0.32)	(0.35)	(0.38)	(0.20)		(0.20)		(0.22)	(0.24)	(0.28)
From net realized gain	—		(0.04)		(0.09)	(0.05)	—	—		(0.04)		(0.09)	(0.05)	—

Total distributions	(0.30)		(0.34)		(0.41)	(0.40)	(0.38)	(0.20)		(0.24)		(0.31)	(0.29)	(0.28)

Net asset value, end of year	$11.79		$11.23		$11.35	$11.41	$11.36	$11.79		$11.23		$11.35	$11.41	$11.36

Total Return[3]
Based on net asset value	7.78%		1.94%		3.19%	3.91%	11.90%	6.80%		1.03%		2.26%	2.98%	10.80%

Ratios to Average Net Assets
Total expenses	0.79%	[4]	0.78%	[4]	0.81%	0.80%	0.81%	1.70%	[4]	1.69%	[4]	1.72%	1.71%	1.71%

Total expenses after fees waived and or/reimbursed and paid indirectly	0.74%	[4]	0.73%	[4]	0.76%	0.75%	0.76%	1.65%	[4]	1.64%	[4]	1.66%	1.66%	1.65%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.66%	[4]	0.68%	[4]	0.73%	0.72%	0.75%	1.57%	[4]	1.58%	[4]	1.64%	1.63%	1.64%

Net investment income	2.65%	[4]	2.70%	[4]	2.89%	2.97%	3.51%	1.72%	[4]	1.80%	[4]	1.98%	2.03%	2.60%

Supplemental Data
Net assets applicable, end of year (000)	$33,472		$34,264		$37,708	$44,121	$46,021	$262,800		$205,674		$120,840	$135,599	$82,483

Borrowings outstanding, end of year (000)	$412,485		$298,790		$130,985	$35,179	$18,574	$412,485		$298,790		$130,985	$35,179	$18,574

Portfolio turnover rate	174%		185%		200%	17%	15%	174%		185%		200%	17%	15%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	For the years ended May 31, 2016 and May 31, 2015, excluded expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

62	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements

1. Organization:

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Registrant	Fund Name	Herein Referred To As	Diversification Classification
BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A1 distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion
Institutional and Service Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor A1 Shares	No2	No3	None
Investor B Shares	No	Yes	To Investor A1 Shares after 10 years
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No4	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales change was paid at the time of purchase.

[2]

Investor A1 Shares are subject to a maximum sales charge on purchases. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

[3]

Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[4]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

On June 23, 2015, all issued and outstanding Investor B Shares of California Municipal Opportunities were converted into Investor A1 Shares with the same relative aggregate NAV as the original shares held immediately prior to the conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

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Notes to Financial Statements (continued)

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

64	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (continued)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended May 31, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings

ANNUAL REPORT	MAY 31, 2016	65

Notes to Financial Statements (continued)

do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended May 31, 2016, the following table is a summary of the Funds’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
California Municipal Opportunities	$94,625,804	$40,309,994	0.43% - 0.44%	$47,035,273	0.69%
New Jersey Municipal Bond	$16,489,206	$9,281,449	0.42% - 0.58%	$7,892,378	0.87%
Pennsylvania Municipal Bond	$105,510,319	$49,626,645	0.43% - 0.70%	$48,860,252	0.70%
Strategic Municipal Opportunities	$763,996,732	$412,484,961	0.41% - 0.70%	$358,021,295	0.76%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at May 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at May 31, 2016.

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Notes to Financial Statements (continued)

	Loan for TOB Trust Certificates	Range of Interest Rates	Average Loan for TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
Strategic Municipal Opportunities	—	—	$2,138,268	0.84%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as interest rate risk. Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond each pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $500 Million	0.550%
$500 — $1 Billion	0.525%
Greater than $1 Billion	0.500%

Strategic Municipal Opportunities pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52%
$3 Billion — $5 Billion	0.50%
$5 Billion — $10 Billion	0.48%
Greater than $10 Billion	0.47%

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Notes to Financial Statements (continued)

Service and Distribution Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Service	—	0.25%	0.25%	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	0.10%	0.10%	0.10%	0.10%
Investor B	0.25%	—	—	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	0.25%	0.25%	0.25%	—

	Distribution Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor B	0.25%	—	—	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35%	0.35%	0.35%	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended May 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees
	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Total
California Municipal Opportunities	—	$632,348	$141,521	$124	$793,609	$93,568	$1,661,170
New Jersey Municipal Bond	$26,127	$189,068	$27,873	—	$291,047	$47,353	$581,468
Pennsylvania Municipal Bond	$2,957	$191,634	$16,312	—	$310,775	$27,766	$549,444
Strategic Municipal Opportunities	—	$2,277,279	$33,989	—	$2,260,109	—	$4,571,377

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
New Jersey Municipal Bond	$135,734	$4,412	$253	$140,399
Pennsylvania Municipal Bond	$471,574	$345	$30	$471,949
Strategic Municipal Opportunities	$123,715	—	$171	$123,886

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the year ended May 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor B	Investor C1	Total
California Municipal Opportunities	$1,219	—	$1,365	$2,225	$483	$2	$83	$5,377
New Jersey Municipal Bond	$432	$1,430	$825	$490	$294	—	$74	$3,545
Pennsylvania Municipal Bond	$795	$64	$1,011	$563	$389	—	$28	$2,850
Strategic Municipal Opportunities	$6,909	—	$5,795	$334	$1,642	—	—	$14,680

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Notes to Financial Statements (continued)

For the year ended May 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor B	Investor C1	Total
California Municipal Opportunities	$120,077	—	$54,999	$48,308	$30,950	$63	$5,945	$260,342
New Jersey Municipal Bond	$161,666	$12,566	$43,659	$12,757	$14,746	—	$3,298	$248,692
Pennsylvania Municipal Bond	$510,123	$1,989	$60,454	$9,499	$16,389	—	$2,384	$600,838
Strategic Municipal Opportunities	$1,702,603	—	$319,230	$14,507	$111,583	—	—	$2,147,923

Other Fees

For the year ended May 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$19,077	$6,932	$16,989	$46,624

For the year ended May 31, 2016, affiliates received CDSCs as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$53,072	$6	$993	$262,158
Investor C	$14,115	$3,890	$3,895	$54,959

Expense Limitations/Waivers/Reimbursements/Recoupments

The Manager, with respect to Strategic Municipal Opportunities, contractually agreed to waive 0.05% of the Fund’s investment advisory fee until October 1, 2016. For the year ended May 31, 2016, the Manager waived $1,827,101, which is included in fees waived by the Manager in the Statements of Operations.

The Manager, with respect to to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Share Class	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	0.66%	0.75%	0.71%
Service	—	0.84%	0.89%
Investor A	0.84%	0.84%	0.89%
Investor A1	—	0.72%	0.73%
Investor C	1.60%	1.61%	1.68%
Investor C1	—	1.23%	1.26%

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to October 1, 2016, unless approved by the Board, including a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Funds.

For the year ended May 31, 2016, the amounts included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations were as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	—	—	$54,243	—	$24,054	—	$78,297
New Jersey Municipal Bond	$109	$12,565	$43,658	$4,435	$9,402	$339	$70,508
Pennsylvania Municipal Bond	$245,790	$1,781	$50,305	$8,936	$1,163	$877	$308,852

The Manager, with respect to each Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended May 31, 2016, the amounts waived were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount waived	$17,731	$2,384	$2,733	$30,305

ANNUAL REPORT	MAY 31, 2016	69

Notes to Financial Statements (continued)

In addition, the followings Funds had a waiver of investment advisory fees, which are included in fees waived by the Manager in the Statements of Operations. For the year ended May 31, 2016, the amounts were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Amount waived	$184,630	$172,563	$458

If during California Municipal Opportunities’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.
(b)	The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.
•	The Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended May 31, 2016, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount reimbursed	$9,020	$2,983	$4,759	$40,784

For the year ended May 31, 2016 the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by California Municipal Opportunities:

Institutional	$243

On May 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement for California Municipal Opportunities are as follows:

	2017	2018
Fund level	$267,431	$184,630
Investor A	$33,752	$54,243
Investor C	$19,903	$24,054

Officers and Trustees

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended May 31, 2016 purchases and sales of investments excluding short-term securities, were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Purchases	$1,317,966,258	$41,517,978	$91,096,252	$8,053,900,890
Sales	$1,047,521,740	$20,263,205	$92,957,254	$6,640,279,591

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

70	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended May 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, distributions received from a regulated investment company and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Undistributed net investment income	$(64,266)	$12	$(21,139)	$(21,880)
Accumulated net realized gain (loss)	$64,266	$(12)	$21,139	$21,880

The tax character of distributions paid was as follows:

		California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax-exempt income	5/31/16	$25,110,021	$9,389,711	$17,496,393	$86,234,626
	5/31/15	20,190,298	8,947,122	16,876,509	59,689,128
Ordinary income	5/31/16	932,158	60,900	9,431	7,372,829
	5/31/15	139,679	—	51,480	10,782,030
Long-term capital gains	5/31/16	—	—	—	—
	5/31/15	—	—	—	394,927

Total	5/31/16	$26,042,179	$9,450,611	$17,505,824	$93,607,455

	5/31/15	$20,329,977	$8,947,122	$16,927,989	$70,866,085

As of period end, the tax components of accumulated net earnings were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Undistributed tax-exempt income	$189,278	$860,132	$130,447	—
Undistributed ordinary income	63,339	—	—	$17,282,329
Capital loss carryforwards	(12,357,271)	(6,488,766)	(27,329,955)	—
Net unrealized gains[1]	62,516,044	26,691,449	44,216,940	148,475,340
Qualified late-year losses[2]	(554,954)	(208,921)	—	—

Total	$49,856,436	$20,853,894	$17,017,432	$165,757,669

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the treatment of residual interests in TOB Trusts.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
No expiration date[1]	$12,357,271	$4,947,367	$10,313,097
2017	—	1,037,279	9,367,197
2018	—	260,363	6,928,880
2019	—	243,757	720,781

Total	$12,357,271	$6,488,766	$27,329,955

[1]	Must be utilized prior to losses subject to expiration.

ANNUAL REPORT	MAY 31, 2016	71

Notes to Financial Statements (continued)

During the year ended May 31, 2016 the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	California Municipal Opportunities	Pennsylvania Municipal Bond
Amounts	$8,324,093	$582,766

As of May 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax cost	$1,064,683,009	$262,078,651	$428,461,878	$4,712,679,927

Gross unrealized appreciation	$63,856,921	$27,252,067	$44,521,048	$162,841,779
Gross unrealized depreciation	(1,340,876)	(528,601)	(304,111)	(13,687,542)

Net unrealized appreciation	$62,516,045	$26,723,466	$44,216,937	$149,154,237

9. Bank Borrowings:

The Trusts, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are parties to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

72	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (continued)

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, Pennsylvania Municipal Bond invested a significant portion of its assets in securities in the Health sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2016		Year Ended May 31, 2015
BlackRock California Municipal Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	27,533,939	$344,705,748	15,930,328	$198,015,455
Shares issued in reinvestment of distributions	655,106	8,193,147	466,467	5,775,517
Shares redeemed	(14,890,214)	(186,142,058)	(7,730,712)	(95,805,410)

Net increase	13,298,831	$166,756,837	8,666,083	$107,985,562

ANNUAL REPORT	MAY 31, 2016	73

Notes to Financial Statements (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
BlackRock California Municipal Opportunities (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	16,567,456	$207,236,356	6,971,976	$86,343,740
Shares issued in reinvestment of distributions	508,105	6,349,967	283,526	3,508,757
Shares redeemed	(2,954,971)	(37,013,795)	(1,870,915)	(23,137,375)

Net increase	14,120,590	$176,572,528	5,384,587	$66,715,122

Investor A1
Shares sold	40,815	$503,750	34,866	$427,507
Shares issued in reinvestment of distributions	206,641	2,578,271	244,496	3,026,455
Shares redeemed	(933,761)	(11,648,986)	(1,272,408)	(15,739,840)

Net decrease	(686,305)	$(8,566,965)	(993,046)	$(12,285,878)

Investor B
Shares sold	—	—	8	$120
Shares issued in reinvestment of distributions	—	—	1,072	13,273
Shares redeemed and automatic conversion of shares	(36,999)	$(456,805)	(41,469)	(508,873)

Net decrease	(36,999)	$(456,805)	(40,389)	$(495,480)

Investor C
Shares sold	3,601,614	$45,153,441	1,076,939	$13,338,291
Shares issued in reinvestment of distributions	109,708	1,370,344	100,930	1,249,666
Shares redeemed	(1,038,785)	(12,950,572)	(1,011,507)	(12,511,346)

Net increase	2,672,537	$33,573,213	166,362	$2,076,611

Investor C1
Shares sold	12	$151	17	$208
Shares issued in reinvestment of distributions	16,647	207,749	19,210	237,811
Shares redeemed	(111,488)	(1,394,934)	(148,121)	(1,832,445)

Net decrease	(94,829)	$(1,187,034)	(128,894)	$(1,594,426)

Total Net Increase	29,273,825	$366,691,774	13,054,703	$162,401,511

BlackRock New Jersey Municipal Bond
Institutional
Shares sold	2,626,524	$29,183,498	1,630,365	$18,258,180
Shares issued in reinvestment of distributions	151,448	1,688,003	111,604	1,250,170
Shares redeemed	(1,359,069)	(15,060,078)	(1,128,551)	(12,632,971)

Net increase	1,418,903	$15,811,423	613,418	$6,875,379

Service
Shares sold	13,290	$149,730	205,392	$2,294,805
Shares issued in reinvestment of distributions	23,279	259,054	47,540	532,469
Shares redeemed	(716,621)	(7,840,778)	(261,660)	(2,937,762)

Net decrease	(680,052)	$(7,431,994)	(8,728)	$(110,488)

Investor A
Shares sold	2,306,302	$25,522,940	2,818,038	$31,576,727
Shares issued in reinvestment of distributions	206,965	2,307,005	159,101	1,784,583
Shares redeemed	(1,420,264)	(15,736,394)	(1,004,767)	(11,260,252)

Net increase	1,093,003	$12,093,551	1,972,372	$22,101,058

74	ANNUAL REPORT	MAY 31, 2016

Notes to Financial Statements (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
BlackRock New Jersey Municipal Bond (concluded)	Shares	Amount	Shares	Amount
Investor A1
Shares sold	189	$2,119	52	$591
Shares issued in reinvestment of distributions	56,688	631,340	61,275	687,087
Shares redeemed	(462,311)	(5,159,361)	(188,495)	(2,107,096)

Net decrease	(405,434)	$(4,525,902)	(127,168)	$(1,419,418)

Investor C
Shares sold	492,870	$5,493,603	507,172	$5,670,560
Shares issued in reinvestment of distributions	56,148	624,986	53,230	595,909
Shares redeemed	(441,044)	(4,893,822)	(344,264)	(3,838,037)

Net increase	107,974	$1,224,767	216,138	$2,428,432

Investor C1
Shares sold	10	$113	—	—
Shares issued in reinvestment of distributions	14,249	158,576	14,957	$167,519
Shares redeemed	(52,520)	(584,959)	(64,984)	(723,089)

Net decrease	(38,261)	$(426,270)	(50,027)	$(555,570)

Total Net Increase	1,496,133	$16,745,575	2,616,005	$29,319,393

BlackRock Pennsylvania Municipal Bond
Institutional
Shares sold	3,381,031	$38,578,093	3,746,717	$42,755,119
Shares issued in reinvestment of distributions	253,479	2,889,533	194,959	2,220,887
Shares redeemed	(3,833,588)	(43,534,316)	(3,295,305)	(37,562,640)

Net increase (decrease)	(199,078)	$(2,066,690)	646,371	$7,413,366

Service
Shares sold	21,128	$243,934	184,768	$2,102,289
Shares issued in reinvestment of distributions	3,332	37,934	26,517	302,106
Shares redeemed	(682,910)	(7,663,784)	(109,485)	(1,245,893)

Net increase (decrease)	(658,450)	$(7,381,916)	101,800	$1,158,502

Investor A
Shares sold	3,050,961	$34,775,430	1,423,426	$16,240,574
Shares issued in reinvestment of distributions	235,520	2,687,668	183,313	2,089,938
Shares redeemed	(1,326,530)	(15,107,328)	(833,512)	(9,494,710)

Net increase	1,959,951	$22,355,770	773,227	$8,835,802

Investor A1
Shares sold	39	$455	22	$275
Shares issued in reinvestment of distributions	31,053	354,457	33,035	376,613
Shares redeemed	(109,969)	(1,255,759)	(159,452)	(1,809,537)

Net decrease	(78,877)	$(900,847)	(126,395)	$(1,432,649)

Investor C
Shares sold	738,811	$8,426,361	690,736	$7,877,563
Shares issued in reinvestment of distributions	74,437	849,504	60,112	685,313
Shares redeemed	(422,641)	(4,801,398)	(387,139)	(4,419,374)

Net increase	390,607	$4,474,467	363,709	$4,143,502

ANNUAL REPORT	MAY 31, 2016	75

Notes to Financial Statements (concluded)

	Year Ended May 31, 2016		Year Ended May 31, 2015
BlackRock Pennsylvania Municipal Bond (concluded)	Shares	Amount	Shares	Amount
Investor C1
Shares sold	9	$85	3,629	$40,464
Shares issued in reinvestment of distributions	10,002	113,991	11,012	125,363
Shares redeemed	(37,705)	(428,757)	(82,857)	(944,445)

Net decrease	(27,694)	$(314,681)	(68,216)	$(778,618)

Total Net Increase	1,386,459	$16,166,103	1,690,496	$19,339,905

BlackRock Strategic Municipal Opportunities
Institutional
Shares sold	126,325,303	$1,453,562,254	148,130,270	$1,690,950,327
Shares issued in reinvestment of distributions	4,315,132	49,459,097	3,499,012	39,890,214
Shares redeemed	(54,013,357)	(616,337,966)	(41,041,810)	(467,345,631)

Net increase	76,627,078	$886,683,385	110,587,472	$1,263,494,910

Investor A
Shares sold	42,363,602	$487,306,505	59,618,282	$680,153,895
Shares issued in reinvestment of distributions	1,756,287	20,130,234	1,248,989	14,231,265
Shares redeemed	(21,174,110)	(242,728,833)	(14,459,639)	(164,394,200)

Net increase	22,945,779	$264,707,906	46,407,632	$529,990,960

Investor A1
Shares sold	57	$567	46	$601
Shares issued in reinvestment of distributions	48,404	553,950	59,201	675,006
Shares redeemed	(259,159)	(2,981,126)	(331,322)	(3,772,203)

Net decrease	(210,698)	$(2,426,609)	(272,075)	$(3,096,596)

Investor C
Shares sold	7,586,057	$87,182,220	9,977,437	$113,784,728
Shares issued in reinvestment of distributions	288,284	3,301,298	270,084	3,078,993
Shares redeemed	(3,890,397)	(44,488,128)	(2,585,812)	(29,431,637)

Net increase	3,983,944	$45,995,390	7,661,709	$87,432,084

Total Net Increase	103,346,103	$1,194,960,072	164,384,738	$1,877,821,358

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

76	ANNUAL REPORT	MAY 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund and the Board of Trustees of BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, two of the portfolios constituting BlackRock Multi-State Municipal Series Trust, and BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Strategic Municipal Opportunities Fund, as of May 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

July 26, 2016

Important Tax Information (Unaudited)

During the fiscal year ended May 31, 2016 the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Dates	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Interest-Related Dividends for Non-US Residents[1]	June 2015 - December 2015	100.00%	100.00%	100.00%	100.00%
	January 2016 - May 2016	100.00%	—	—	100.00%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

All other net investment income distributions paid by BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	MAY 31, 2016	77

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock California Municipal Series Trust (the “California Municipal Series Trust”), BlackRock Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”) and BlackRock Municipal Series Trust (the “Municipal Series Trust,” along with the California Municipal Series Trust and the Multi-State Municipal Series Trust, each, a “Trust”), met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the California Municipal Series Trust, on behalf of its series BlackRock California Municipal Opportunities Fund (the “California Municipal Opportunities Fund”), the Multi-State Municipal Series Trust, on behalf of its series BlackRock New Jersey Municipal Bond Fund (the “New Jersey Municipal Bond Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Municipal Bond Fund”), and the Municipal Series Trust, on behalf of its series BlackRock Strategic Municipal Opportunities Fund (the “Strategic Municipal Opportunities Fund,” collectively with the California Municipal Opportunities Fund, the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, the “Funds” and each, a “Fund”), respectively, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. For simplicity: (a) the Board of Trustees of the Trusts are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Funds are referred to herein collectively as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of any Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge

78	ANNUAL REPORT	MAY 31, 2016

Disclosure of Investment Advisory Agreements (continued)

(“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, for both the California Municipal Opportunities Fund and the Strategic Municipal Opportunities Fund, customized peer groups selected by BlackRock and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of each of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and, for both the California Municipal Opportunities Fund and the Strategic

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	MAY 31, 2016	79

Disclosure of Investment Advisory Agreements (continued)

Municipal Opportunities Fund, customized peer groups selected by BlackRock and certain performance metrics. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the California Municipal Opportunities Fund ranked in the first quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for the California Municipal Opportunities Fund in that it ranks the Fund’s performance based on a blend of total return and yield. The Board noted that effective January 26, 2015, the California Municipal Opportunities Fund had undergone a change in its investment strategy as well as changes within the portfolio management team, and in that connection had changed its name from BlackRock California Municipal Bond Fund to BlackRock California Municipal Opportunities Fund.

The Board noted that for the one-, three- and five-year periods reported, the New Jersey Municipal Bond Fund ranked in the second, first and first quartiles, respectively, against its Performance Universe Composite. BlackRock believes that the Performance Universe Composite is an appropriate performance metric for the New Jersey Municipal Bond Fund in that it measures a blend of total return and yield.

The Board noted that for each of the one-, three- and five-year periods reported, the Pennsylvania Municipal Bond Fund ranked in the first quartile against its Performance Universe Composite. BlackRock believes that the Performance Universe Composite is an appropriate performance metric for the Pennsylvania Municipal Bond Fund in that it measures a blend of total return and yield.

The Board noted that for each of the one-, three- and five-year periods reported, the Strategic Municipal Opportunities Fund ranked in the first quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for the Strategic Municipal Opportunities Fund in that it ranks the Fund’s performance based on a blend of total return and yield. The Board noted that effective January 27, 2014, the Strategic Municipal Opportunities Fund had undergone a change in its investment strategy as well as changes within the portfolio management team, and in that connection had changed its name from BlackRock Intermediate Municipal Fund to BlackRock Strategic Municipal Opportunities Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s

80	ANNUAL REPORT	MAY 31, 2016

Disclosure of Investment Advisory Agreements (continued)

methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the California Municipal Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board also noted that the California Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. In addition, the Board noted that BlackRock has contractually agreed to a cap on the California Municipal Opportunities Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. The contractual expense cap was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

The Board noted that the New Jersey Municipal Bond Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the New Jersey Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the New Jersey Municipal Bond Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock had agreed to a lower contractual expense cap on a class-by-class basis, as applicable. The contractual expense cap reduction was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

The Board noted that the Pennsylvania Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted that the Pennsylvania Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Pennsylvania Municipal Bond Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Strategic Municipal Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to the Strategic Municipal Opportunities Fund. The Board noted that the Strategic Municipal Opportunities Fund’s actual management fee and total expense ratio each ranked in the first quartile, relative to the supplemental peer group. The Board further noted that the Strategic Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Strategic Municipal Opportunities Fund.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

ANNUAL REPORT	MAY 31, 2016	81

Disclosure of Investment Advisory Agreements (concluded)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

82	ANNUAL REPORT	MAY 31, 2016

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (tele- communications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None

ANNUAL REPORT	MAY 31, 2016	83

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015, (Trustee and President); Since 2010, (Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	135 RICs consisting of 325 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trusts’ by-laws or charter or statute, or, in the case of an Independent Trustee, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Trusts. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trusts’ by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee.

84	ANNUAL REPORT	MAY 31, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock since 2016; Director of BlackRock from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.
Further information about the Trusts’ Officers and Trustees is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 6, 2016, Valerie G. Brown resigned as a Trustee of the Trusts.

Effective May 10, 2016, Kenneth A. Froot resigned as a Trustee of the Trusts.

On June 2, 2016, the Board appointed Henry R. Keizer as a Trustee of the Trusts, effective July 28, 2016.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809		Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

ANNUAL REPORT	MAY 31, 2016	85

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

86	ANNUAL REPORT	MAY 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	MAY 31, 2016	87

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-5/16-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust	$35,113	$35,113	$0	$0	$12,852	$12,852	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)	None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust	$12,852	$12,852

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: August 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: August 4, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: August 4, 2016